Supplement to the currently effective Statement of Additional Information of each of the listed funds/portfolios:

_____________________________________________________________________________________________

Cash Management Fund Institutional

Cash Reserve Fund, Inc.

Prime Series

Cash Reserve Fund Institutional

NY Tax Free Money Fund

Tax Free Money Fund Investment

DWS Capital Growth Fund

DWS Climate Change Fund

DWS Commodity Securities Fund

DWS Communications Fund

DWS Core Fixed Income Fund

DWS Core Plus Income Fund

DWS EAFE® Equity Index Fund

DWS Emerging Markets Equity Fund

DWS Emerging Markets Fixed Income Fund

DWS Enhanced S&P 500 Index Fund

DWS Equity 500 Index Fund

DWS Equity Income Fund

DWS Equity Partners Fund

DWS Europe Equity Fund

DWS Floating Rate Plus Fund

DWS Global Bond Fund

DWS Global Opportunities Fund

DWS Global Thematic Fund

DWS GNMA Fund

DWS Gold & Precious Metals Fund

DWS Growth & Income Fund

DWS Health Care Fund

DWS High Income Plus Fund

DWS High Yield Tax Free Fund

DWS Inflation Protected Plus Fund

DWS Intermediate Tax/AMT Free Fund

DWS International Fund

DWS International Select Equity Fund

DWS International Value Opportunities Fund

DWS Investments VIT Funds

DWS Equity 500 Index VIP

DWS RREEF Real Estate Securities VIP

DWS Small Cap Index VIP

DWS Japan Equity Fund

DWS Large Company Growth Fund

DWS Latin America Equity Fund

DWS LifeCompass 2015 Fund

DWS LifeCompass 2020 Fund

DWS LifeCompass 2030 Fund

DWS LifeCompass 2040 Fund

DWS LifeCompass Retirement Fund

DWS Lifecycle Long Range Fund

DWS Managed Municipal Bond Fund

DWS Massachusetts Tax-Free Fund

DWS Micro Cap Fund

DWS Mid Cap Growth Fund

DWS Money Market Series

DWS RREEF Global Real Estate Securities Fund

DWS RREEF Real Estate Securities Fund

DWS S&P 500 Index Fund

DWS Short Duration Fund

DWS Short Duration Plus Fund

DWS Short-Term Municipal Bond Fund

DWS Small Cap Core Fund

DWS Small Cap Growth Fund

DWS Small Cap Value Fund

DWS U.S. Bond Index Fund

DWS Value Builder Fund

DWS Variable Series I

DWS Bond VIP

DWS Capital Growth VIP

DWS Global Opportunities VIP

DWS Growth & Income VIP

DWS Health Care VIP

DWS International VIP

At present, substantially all DWS mutual funds are overseen by one of two boards of trustees/directors (the “Boards”). Each Board, including the Board that oversees your Fund (the “New York Board”), has determined that the formation of a single consolidated Board overseeing substantially all DWS mutual funds is in the best interests of the Funds and their shareholders. In this connection, each Board has approved a plan outlining the process for implementing the consolidation of the New York Board with the other primary DWS mutual fund board (the “Chicago Board”). (The geographic references in the preceding sentences merely indicate where each Board historically held most of its meetings.)

The consolidation of the two Boards is expected to take effect on or about April 1, 2008 (the “Consolidation Date”). To accomplish the consolidation, the New York Board will nominate and elect four individuals (John W. Ballantine, Paul K. Freeman, William McClayton and Robert H. Wadsworth) who currently serve on the Chicago Board to the Board of your Fund and each other fund overseen by the New York Board. Information regarding these four individuals is set forth below. In addition, the Chicago Board has determined to nominate and recommend that shareholders of each fund overseen by that Board elect eight members of your Fund’s Board (Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Richard J. Herring, Rebecca W. Rimel, William N. Searcy, Jr. and Jean Gleason Stromberg). As a result, as of the Consolidation Date, it is expected that the four Chicago Board members and eight New York Board members named above (each of whom will be an Independent Board Member), together with Axel Schwarzer, CEO of DWS Scudder, will constitute the Board of each DWS Scudder mutual fund (134 funds), including your Fund.

To facilitate the Board consolidation, three members of the New York Board (Martin J. Gruber, Graham E. Jones and Carl W. Vogt) have agreed to resign as of the Consolidation Date, which is prior to their normal retirement dates. Independent Board Members of the New York Board do not receive benefits under any pension or retirement plan. However, the New York Board has determined that it would be appropriate to provide those three Independent Board Members who agreed to resign prior to the Board’s normal retirement date with a retirement agreement, the terms of which include a one-time benefit. As DIMA, the Funds’ investment adviser, will also benefit from the administrative efficiencies of a consolidated Board, DIMA has agreed to reimburse the Funds for the full cost of this one-time benefit (which for each retiring Independent Board Member will equal his annual compensation immediately preceding the Consolidation Date multiplied by the lesser of (i) two; or (ii) the number of years (or portion thereof) from the Consolidation Date to his normal retirement date). As consideration for this benefit, each retiring Independent Board Member has agreed not to serve on the board of another mutual fund without prior consent for a specified period. In addition, pursuant to an agreement between each retiring Independent Board Member, the New York Funds and DIMA, each retiring Independent

Board Member has received certain assurances regarding continuation of insurance and indemnification rights.

Following the Consolidation Date, it is expected that the consolidated Board will implement certain changes to the Fund’s current committee structure and other governance practices, including the appointment of new committee chairs and members. Additional information regarding these changes will be set forth in the Fund’s statement of additional information upon implementation.

Name and Year of Birth	Business Experience and Directorships During the Past 5 Years	Position with the DWS Funds and Length of Time Served
Chicago Board Members to be Elected to New York Board
John W. Ballantine (1946)

Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank

Chicago Board Member since 1999.
Paul K. Freeman (1950)

Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998). Formerly, Trustee of funds managed by DIMA or its affiliates (1993-2002).

Chicago Board Member since 2002, Chairperson since 2007.
William McClayton (1944)

Chief Administrative Officer, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); formerly, Senior Partner, Arthur Andersen LLP (accounting) (1966-2001). Directorships: Board of Managers, YMCA of Metropolitan Chicago; formerly, Trustee, Ravinia Festival.

Chicago Board Member since 2004.
Robert H. Wadsworth (1940)	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present). Formerly, Trustee of funds managed by DIMA or its affiliates (1999-2004).	Chicago Board Member since 2004.

Please Retain This Supplement for Future Reference

November 26, 2007

DMF-3119

Supplement to the currently effective Statements of Additional Information of each of the listed funds/portfolios:

Cash Management Fund Institutional

Cash Reserves Fund Institutional

Daily Assets Fund Institutional

DWS Alternative Asset Allocation Plus Fund

DWS Balanced Fund

DWS Blue Chip Fund

DWS California Tax-Free Income Fund

DWS Capital Growth Fund

DWS Commodity Securities Fund

DWS Communications Fund

DWS Conservative Allocation Fund

DWS Core Fixed Income Fund

DWS Core Plus Allocation Fund

DWS Core Plus Income Fund

DWS Disciplined Long/Short Growth Fund

DWS Disciplined Long/Short Value Fund

DWS Disciplined Market Neutral Fund

DWS Dreman Concentrated Value Fund

DWS Dreman High Return Equity Fund

DWS Dreman Mid Cap Value Fund

DWS Dreman Small Cap Value Fund

DWS EAFE® Equity Index Fund

DWS Emerging Markets Equity Fund

DWS Emerging Markets Fixed Income Fund

DWS Enhanced S&P 500 Index Fund

DWS Equity 500 Index Fund

DWS Equity Income Fund

DWS Equity Partners Fund

DWS Europe Equity Fund

DWS Floating Rate Plus Fund

DWS Global Bond Fund

DWS Global Opportunities Fund

DWS Global Thematic Fund

DWS GNMA Fund

DWS Gold & Precious Metals Fund

DWS Growth & Income Fund

DWS Growth Allocation Fund

DWS Growth Plus Allocation Fund

DWS Health Care Fund

DWS High Income Fund

DWS High Income Plus Fund

DWS High Yield Tax Free Fund

DWS Inflation Protected Plus Fund

DWS Intermediate Tax/AMT Free Fund

DWS International Fund

DWS International Select Equity Fund

DWS International Value Opportunities Fund

DWS Japan Equity Fund

DWS Large Cap Value Fund

DWS Large Company Growth Fund

DWS Latin America Equity Fund

DWS Lifecycle Long Range Fund

DWS Managed Municipal Bond Fund

DWS Massachusetts Tax-Free Fund

DWS Micro Cap Fund

DWS Mid Cap Growth Fund

DWS Moderate Allocation Fund

DWS Money Market Prime Series

DWS Money Market Series

DWS New York Tax-Free Income Fund

DWS RREEF Global Real Estate Securities Fund

DWS RREEF Real Estate Securities Fund

DWS S&P 500 Index Fund

DWS Short Duration Fund

DWS Short Duration Plus Fund

DWS Short-Term Municipal Bond Fund

DWS Small Cap Core Fund

DWS Small Cap Growth Fund

DWS Small Cap Value Fund

DWS Strategic Income Fund

DWS Technology Fund

DWS U.S. Bond Index Fund

DWS U.S. Government Securities Fund

DWS Value Builder Fund

NY Tax Free Money Fund

Tax Free Money Fund Investment

Tax-Exempt California Money Market Fund

Treasury Money Fund

Treasury Money Fund Investment

The following information replaces similar disclosure under “Revenue Sharing” in the “Purchase and Redemption of Shares” section of each Fund’s/Portfolio’s Statements of Additional Information:

Revenue Sharing

In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (“financial advisors”) in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares (“revenue sharing”).

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the Fund, to financial advisors in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by the Fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the NASD or other concessions described in the fee table or elsewhere in the Prospectuses or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the Fund with “shelf space” or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of the Fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Distributor access to the financial advisor’s sales force; granting the Distributor access to the financial advisor’s conferences and meetings; assistance in training and educating the financial advisor’s personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from .01% up to .50% of assets of the Fund serviced and maintained by the financial advisor, .10% to .25% of sales of the Fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor’s recommendation of this Fund or of any particular share class of the Fund. You should review your financial advisor’s compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor’s recommendation of this Fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the “Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, the Fund has been advised that the Advisor, the Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors

A G Edwards & Sons Inc.

AIG Advisors Group

Ameriprise

Cadaret, Grant & Co. Inc.

Capital Analyst, Incorporated

Citigroup Global Markets, Inc. (dba Smith Barney)

Commonwealth Equity Services, LLP (dba Commonwealth Financial Network)

First Clearing/Wachovia Securities

HD Vest Investment Securities, Inc.

ING Group

LaSalle Financial Services, Inc. (dba ABN Amro)

Linsco/Private Ledger Corp.

Marsh Insurance and Investment Company

Merrill Lynch, Pierce, Fenner & Smith Inc.

Morgan Stanley

Oppenheimer & Co., Inc.

Pacific Select Distributors Group

Raymond James & Associates

Raymond James Financial Services

RBC Dain Rauscher, Inc

Securities America, Inc.

UBS Financial Services

Wells Fargo Investments, LLC

Channel: Cash Product Platform

ADP Clearing & Outsourcing

Allegheny Investments LTD

Bank of New York (Hare & Co.)

Bear, Stearns Securities Corp.

Brown Brothers Harriman

Brown Investment Advisory & Trust Company

Cadaret Grant & Co.

Chicago Mercantile Exchange

Citibank NA

D.A. Davidson & Company

Deutsche Bank Securities Inc.

Deutsche Bank Trust Company Americas

Emmett A. Larkin Company

Fiduciary Trust Co. – International

H.C. Denison Co.

Huntleigh Securities

Investors Bank & Trust

JPMorgan Chase

Lincoln Investment Planning

Linsco Private Ledger Financial Services

Mellon Financial Markets LLC

Penson Financial Services

Pershing Choice Platform

ProFunds Distributors, Inc.

Romano Brothers and Company

SAMCO Capital Markets (Fund Services, Inc.)

Smith Moore & Company

State Street Bank & Trust Co.

Sungard Institutional Brokerage Inc.

US Bancorp

UBS Financial Services Inc.

William Blair & Company

Channel: Third Party Insurance Platforms

Acacia National Life Insurance

Allmerica Financial Life Insurance Company

Allstate Life Insurance Company of New York

Ameritas Life Insurance Group

American General Life Insurance Company

Annuity Investors Life Insurance Company

Columbus Life Insurance Company

Commonwealth Annuity and Life Insurance Company

Companion Life Insurance Company

Connecticut General Life Insurance Company

Farmers New World Life Insurance Company

Fidelity Security Life Insurance Company

First Allmerica Financial Life Insurance Company

Genworth Life Insurance Company of New York

Genworth Life and Annuity Insurance Company

Great West Life and Annuity Insurance Company

Hartford Life Insurance Company

ICMG Registered Variable Life

Integrity Life Insurance Company

John Hancock Life Insurance companies

Kemper Investors Life Insurance Company

Lincoln Benefit Life Insurance Company

Lincoln Life & Annuity Company of New York

Lincoln National Life Insurance Company

Massachusetts Mutual Life Insurance Group

MetLife Group

Minnesota Life Insurance Company

Mutual of America Life Insurance Company

National Life Insurance Company

National Integrity Life Insurance Company

Nationwide Group

New York Life Insurance and Annuity Corporation

Phoenix Life Insurance Company

Protective Life Insurance

Provident Mutual Life Insurance

Prudential Insurance Company of America

Sun Life GroupSymetra Life Insurance Company

Transamerica Life Insurance Company

Union Central Life Insurance Company

United of Omaha Life Insurance Company

United Investors Life Insurance Company

Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS Funds or a particular DWS Fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor’s disclosures.

Please Retain This Supplement for Future Reference

August 8, 2007

DMF-3911

Supplement to the currently effective Statement of Additional Information of each of the listed funds:

_____________________________________________________________________________________________

Class A and Class S

Cash Account Trust

▪	Tax-Exempt Portfolio

– DWS Tax Free Money Fund Class S

DWS Balanced Fund

DWS Blue Chip Fund

DWS California Tax-Free Income Fund

DWS Capital Growth Fund

DWS Commodity Securities Fund

DWS Communications Fund

DWS Conservative Allocation Fund

DWS Core Fixed Income Fund

DWS Core Plus Allocation Fund

DWS Core Plus Income Fund

DWS Disciplined Long/Short Growth Fund

DWS Disciplined Long/Short Value Fund

DWS Disciplined Market Neutral Fund

DWS Dreman Concentrated Value Fund

DWS Dreman High Return Equity Fund

DWS Dreman Mid Cap Value Fund

DWS Dreman Small Cap Value Fund

DWS Emerging Markets Equity Fund

DWS Emerging Markets Fixed Income Fund

DWS Enhanced S&P 500 Index Fund

DWS Equity 500 Index Fund

DWS Equity Income Fund

DWS Equity Partners Fund

DWS Europe Equity Fund

DWS Global Bond Fund

DWS Global Opportunities Fund

DWS Global Thematic Fund

DWS GNMA Fund

DWS Gold & Precious Metals Fund

DWS Growth & Income Fund

DWS Growth Allocation Fund

DWS Growth Plus Allocation Fund

DWS Health Care Fund

DWS High Income Fund

DWS High Income Plus Fund

DWS High Yield Tax Free Fund

DWS Inflation Protected Plus Fund

DWS Intermediate Tax/AMT Free Fund

DWS International Fund

DWS International Equity Fund

DWS International Select Equity Fund

DWS International Value Opportunities Fund

DWS Japan Equity Fund

DWS Large Cap Value Fund

DWS Large Company Growth Fund

DWS Latin America Equity Fund

DWS Lifecycle Long Range Fund

DWS Managed Municipal Bond Fund

DWS Massachusetts Tax-Free Fund

DWS Micro Cap Fund

DWS Mid Cap Growth Fund

DWS Moderate Allocation Fund

DWS Money Market Prime Series

▪	DWS Cash Investment Trust Class A
▪	DWS Cash Investment Trust Class S

DWS New York Tax-Free Income Fund

DWS RREEF Global Real Estate Securities Fund

DWS RREEF Real Estate Securities Fund

DWS S&P 500 Index Fund

DWS Short Duration Fund

DWS Short Duration Plus Fund

DWS Short-Term Municipal Bond Fund

DWS Small Cap Core Fund

DWS Small Cap Growth Fund

DWS Small Cap Value Fund

DWS Strategic Income Fund

DWS Technology Fund

DWS U.S. Government Securities Fund

DWS Value Builder Fund

Investors Cash Trust

▪	Treasury Portfolio - DWS U.S. Treasury Money Fund Class S

The following supplements the “Purchase and Redemption of Shares” section of each of the above-referenced funds’ Statement of Additional Information for Class A and Class S shares only:

Minimum Subsequent Investment Policies. For current shareholders there is a $50 minimum investment requirement for subsequent investments in the fund. There is no minimum subsequent investment requirement for investments on behalf of participants in certain fee-based and wrap programs offered through financial intermediaries approved by the Advisor.

Please retain this supplement for future reference.

June 12, 2007

DMF-3908

Supplement to the currently effective Statements of Additional Information of each of the listed funds/portfolios:

Cash Account Trust

Tax-Exempt Portfolio

DWS Balanced Fund

DWS Blue Chip Fund

DWS California Tax-Free Income Fund

DWS Capital Growth Fund

DWS Commodity Securities Fund

DWS Conservative Allocation Fund

DWS Core Fixed Income Fund

DWS Core Plus Allocation Fund

DWS Core Plus Income Fund

DWS Disciplined Long/Short Growth Fund

DWS Disciplined Long/Short Value Fund

DWS Disciplined Market Neutral Fund

DWS Dreman High Return Equity Fund

DWS Dreman Mid Cap Value Fund

DWS Dreman Small Cap Value Fund

DWS Emerging Markets Equity Fund

DWS Emerging Markets Fixed Income Fund

DWS Enhanced S&P 500 Index Fund

DWS Equity 500 Index Fund

DWS Equity Income Fund

DWS Europe Equity Fund

DWS Global Bond Fund

DWS Global Opportunities Fund

DWS Global Thematic Fund

DWS GNMA Fund

DWS Gold & Precious Metals Fund

DWS Growth & Income Fund

DWS Growth Allocation Fund

DWS Growth Plus Allocation Fund

DWS Health Care Fund

DWS High Income Plus Fund

DWS High Yield Tax Free Fund

DWS Inflation Protected Plus Fund

DWS Intermediate Tax/AMT Free Fund

DWS International Equity Fund

DWS International Fund

DWS International Select Equity Fund

DWS International Value Opportunities Fund

DWS Japan Equity Fund

DWS Large Cap Value Fund

DWS Large Company Growth Fund

DWS Latin America Equity Fund

DWS Lifecycle Long Range Fund

DWS Managed Municipal Bond Fund

DWS Massachusetts Tax-Free Fund

DWS Micro Cap Fund

DWS Mid Cap Growth Fund

DWS Moderate Allocation Fund

DWS Money Market Prime Series

DWS Cash Investment Trust Class S

DWS Money Market Series Premium

DWS Money Market Series Prime Reserve

DWS New York Tax-Free Income Fund

DWS Pacific Opportunities Equity Fund

DWS RREEF Global Real Estate Securities Fund

DWS RREEF Real Estate Securities Fund

DWS S&P 500 Index Fund

DWS Short Duration Fund

DWS Short Duration Plus Fund

DWS Short Term Bond Fund

DWS Short-Term Municipal Bond Fund

DWS Small Cap Core Fund

DWS Small Cap Growth Fund

DWS Small Cap Value Fund

DWS Strategic Income Fund

DWS Tax Free Money Fund

DWS Technology Fund

DWS U.S. Government Securities Fund

Investors Cash Trust

Treasury Portfolio

The following information replaces similar disclosure to the list of eligible Class S investors in the “Purchases — Eligible Class S Investors” section of each Fund’s Statement of Additional Information.

Only certain investors are eligible to buy Class S shares, as described in greater detail below.

Eligible Class S Investors

A.

The following investors may purchase Class S shares of DWS Funds either (i) directly from DWS Scudder Distributors, Inc. (“DWS-SDI”), the Fund’s principal underwriter; or (ii) through an intermediary relationship with a financial services firm established with respect to the DWS Funds as of December 31, 2004.

1.	Existing shareholders of Class S shares of any DWS Fund as of December 31, 2004, and household members residing at the same address.
2.

Shareholders of Class S of any DWS Fund who became Class S shareholders in connection with the consolidation of Class AARP and Class S on July 17, 2006 and household members residing at the same address.

3.	Shareholders who have owned Class S shares continuously since December 31, 2004 and household members residing at the same address may open new accounts for Class S shares of any DWS Fund.
4.

Any participant who has owned Class S shares of any DWS Fund through an employee sponsored retirement, employee stock, bonus, pension or profit sharing plan continuously since December 31, 2004 may open a new individual account for Class S shares of any DWS Fund.

5.

Any participant who owns Class S shares of any DWS Fund through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares. This applies to individuals who begin their retirement plan investments with a DWS Fund at any time, including after December 31, 2004.

6.	Officers, Fund Trustees and Directors, and full-time employees and their family members, of the Advisor and its affiliates.
7.

Class S shares are available to any accounts managed by the Advisor, any advisory products offered by the Advisor or DWS-SDI and to DWS Allocation Series or other fund of funds managed by the Advisor or its affiliates.

8.	Shareholders of Class S of DWS Emerging Markets Equity Fund who became shareholders of the fund in connection with the fund’s acquisition of Scudder New Asia Fund, Inc. on April 17, 2006.
9.

Shareholders of Class S of any DWS Fund who became Class S shareholders in connection with the consolidation of Class M and Class S on August 18, 2006 and household members residing at the same address.

10.	Shareholders of Class S of any DWS Fund who became Class S shareholders in connection with the renaming or conversion of Investment Class to Class S on October 23, 2006.
B.	The following additional investors may purchase Class S shares of DWS Funds.
1.	Broker-dealers, banks and registered investment advisors (“RIAs”) may purchase Class S shares in connection with a comprehensive or “wrap” fee program or other fee based program.
2.	Any group retirement, employee stock, bonus, pension or profit-sharing plans.
3.	Persons who purchase shares as part of an investment only placement in a 529 College Savings Plan.
4.	Persons who purchase shares through a Health Savings Account or a Voluntary Employees’ Benefit Association (“VEBA”) Trust.

DWS-SDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.

Please Retain This Supplement for Future Reference

May 21, 2007

DMF-3906

Supplement to the currently effective Statements of Additional Information of each of the listed funds/portfolios:

Cash Account Trust

Government & Agency Securities Portfolio

Money Market Portfolio

Tax-Exempt Portfolio

Cash Management Fund Institutional

Cash Management Fund Investment

Cash Reserve Fund, Inc.

Prime Series

Treasury Series

Cash Reserves Fund Institutional

Daily Assets Fund Institutional

DWS Balanced Fund

DWS Blue Chip Fund

DWS California Tax-Free Income Fund

DWS Capital Growth Fund

DWS Commodity Securities Fund

DWS Communications Fund

DWS Conservative Allocation Fund

DWS Core Fixed Income Fund

DWS Core Plus Allocation Fund

DWS Core Plus Income Fund

DWS Disciplined Long/Short Growth Fund

DWS Disciplined Long/Short Value Fund

DWS Disciplined Market Neutral Fund

DWS Dreman Concentrated Value Fund

DWS Dreman High Return Equity Fund

DWS Dreman Mid Cap Value Fund

DWS Dreman Small Cap Value Fund

DWS EAFE® Equity Index Fund

DWS Emerging Markets Equity Fund

DWS Emerging Markets Fixed Income Fund

DWS Enhanced S&P 500 Index Fund

DWS Equity 500 Index Fund

DWS Equity Income Fund

DWS Equity Partners Fund

DWS Europe Equity Fund

DWS Global Bond Fund

DWS Global Opportunities Fund

DWS Global Thematic Fund

DWS GNMA Fund

DWS Gold & Precious Metals Fund

DWS Growth & Income Fund

DWS Growth Allocation Fund

DWS Growth Plus Allocation Fund

DWS Health Care Fund

DWS High Income Fund

DWS High Income Plus Fund

DWS High Yield Tax Free Fund

DWS Inflation Protected Plus Fund

DWS Intermediate Tax/AMT Free Fund

DWS International Equity Fund

DWS International Fund

DWS International Select Equity Fund

DWS International Value Opportunities Fund

DWS Japan Equity Fund

DWS Large Cap Value Fund

DWS Large Company Growth Fund

DWS Latin America Equity Fund

DWS Lifecycle Long Range Fund

DWS Managed Municipal Bond Fund

DWS Massachusetts Tax-Free Fund

DWS Micro Cap Fund

DWS Mid Cap Growth Fund

DWS Moderate Allocation Fund

DWS Money Market Prime Series

DWS Money Market Series

DWS New York Tax-Free Income Fund

DWS Pacific Opportunities Equity Fund

DWS RREEF Global Real Estate Securities Fund

DWS RREEF Real Estate Securities Fund

DWS S&P 500 Index Fund

DWS Short Duration Fund

DWS Short Duration Plus Fund

DWS Short Term Bond Fund

DWS Short-Term Municipal Bond Fund

DWS Small Cap Core Fund

DWS Small Cap Growth Fund

DWS Small Cap Value Fund

DWS Strategic Income Fund

DWS Target 2008 Fund

DWS Target 2010 Fund

DWS Target 2011 Fund

DWS Target 2012 Fund

DWS Target 2013 Fund

DWS Target 2014 Fund

DWS Technology Fund

DWS U.S. Bond Index Fund

DWS U.S. Government Securities Fund

DWS U.S. Treasury Money Fund

DWS Value Builder Fund

Investors Cash Trust

Treasury Portfolio

Money Market Fund Investment

NY Tax Free Money Fund

Tax Free Money Fund Investment

Tax-Exempt California Money Market Fund

Treasury Money Fund

Treasury Money Fund Investment

The following information supplements disclosure under “Custodian, Transfer Agent and Shareholder Service Agent” or “Transfer Agent and Shareholder Service Agent” in the “Fund Service Providers” section of each Fund’s/Portfolio’s Statements of Additional Information:

The Transfer Agent receives an annual service fee for each account of the Fund, based on the type of account. For open retail accounts, the fee is a flat fee ranging from $20.00 to $27.50 per account, for open wholesale money funds the fee is $32.50 per account, while for certain retirement accounts serviced on the recordkeeping system of ADP, Inc., the fee is a flat fee up to $3.46 per account (as of October 2006, indexed to inflation) plus an asset based fee of up to 0.25% of average net assets. 1/12th of the annual service charge for each account is charged and payable to the Transfer Agent each month. A fee is charged for any account which at any time during the month had a share balance in the Fund. Smaller fees are also charged for closed accounts for which information must be retained on the Transfer Agent’s system for up to 18 months after closing for tax reporting purposes.

Certain out-of-pocket expenses incurred by the Transfer Agent, including expenses of printing and mailing routine fund disclosure documents, costs of record retention and transaction processing costs are reimbursed by the Fund or are paid directly by the Fund. Certain additional out-of-pocket expenses, including costs of computer hardware and software, third party record-keeping and processing of proxy statements, may only be reimbursed by the Fund with the prior approval of the Fund’s Board.

Effective April 1, 2007, DWS Scudder Investments Service Company is the Transfer Agent for all classes of all DWS funds.

Please Retain This Supplement for Future Reference

March 22, 2007

DMF-3905

DWS Advisor Funds

DWS Core Fixed Income Fund

DWS Short Duration Fund

DWS High Income Plus Fund

Class S

STATEMENT OF ADDITIONAL INFORMATION

March 1, 2007, As Revised December 31, 2007

This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the combined prospectuses dated March 1, 2007 for DWS Core Fixed Income, DWS Short Duration Fund and DWS High Income Plus Fund, each a series of DWS Advisor Funds (each a “Fund” and collectively, the “Funds”), as amended from time to time, copies of which may be obtained without charge by contacting DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, (800) 728-3337 or from the firm from which this Statement of Additional Information was obtained. The prospectuses are also available along with other materials on the Securities and Exchange Commission’s Internet website (http://www.sec.gov).

The Annual Reports to Shareholders of each Fund, dated October 31, 2006, accompany this Statement of Additional Information. The financial statements contained therein, together with the accompanying notes, are incorporated by reference and are hereby deemed to be part of this Statement of Additional Information.

This Statement of Additional Information is incorporated by reference into the corresponding prospectus of the applicable Fund.

TABLE OF CONTENTS

Page

INVESTMENT RESTRICTIONS	1
INVESTMENT POLICIES AND TECHNIQUES	2
Investment Techniques	2
Portfolio Holdings	27
MANAGEMENT OF THE FUNDS	28
Investment Advisor	28
Compensation of Portfolio Managers	33
FUND SERVICE PROVIDERS	40
Administrator.	40
Distributor.	41
Custodian.	41
Transfer Agent.	42
Legal Counsel	42
Independent Registered Public Accounting Firm	42
PORTFOLIO TRANSACTIONS	42
PURCHASE AND REDEMPTION OF SHARES	45
DIVIDENDS	56
TAXES	57
NET ASSET VALUE	64
TRUSTEES AND OFFICERS	65
TRUST ORGANIZATION	78
PROXY VOTING GUIDELINES	79
FINANCIAL STATEMENTS	80
ADDITIONAL INFORMATION	81
APPENDIX	82

INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Fund’s investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund’s objective will be met.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.

Each Fund has elected to be classified as a diversified series of separate open-end investment management companies. A diversified Fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer (other than US government securities or securities of investment companies) or invest in more than 10% of the outstanding voting securities of such issuer.

As a matter of fundamental policy for each Fund may not:

(1)	borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(2)	issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(3)	concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(4)	engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.
(5)

purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.

(6)	purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.
(7)	make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(8)

The Fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

The nonfundamental investment restrictions set forth below may be changed or amended by the Trust’s Board of Trustees without shareholder approval.

As a matter of nonfundamental Policy, DWS Short Duration Fund and DWS High Income Plus Fund may not:

(1)

Participate on a joint-and-several basis in any securities trading account. The “bunching” of orders for the sale or purchase of marketable Fund securities with other accounts under the management of the Advisor to save commissions or to average prices among them is not deemed to result in a securities trading account.

(2)	Purchase securities of other US-registered investment companies, except as permitted by the 1940 Act and the rules, regulations and any applicable exemptive order issued thereunder.
(3)	Invest for the purpose of exercising control over or management of any company.
(4)

Purchase any security, including any repurchase agreement maturing in more than seven days, which is illiquid, if more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities.

The staff of the Commission has taken the position that fixed time deposits maturing in more than seven days that cannot be traded on a secondary market and participation interests in loans are illiquid. Until such time (if any) as this position changes, the Trust, on behalf of each Fund, will include such investments in determining compliance with the 15% limitation on investments in illiquid securities. Restricted securities (including commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 which the Board of Trustees has determined are readily marketable will not be deemed to be illiquid for purposes of such restriction.

“Value” for the purposes of the foregoing investment restrictions shall mean the market value used in determining each Fund’s net asset value.

As a matter of nonfundamental Policy, DWS Core Fixed Income Fund may not:

(1)

Invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund’s net assets. An illiquid security is a security that cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

(2)	Purchase securities of other US-registered investment companies except as permitted by the 1940 Act and the rules, regulations and any applicable exemptive order issued thereunder.

To meet federal income tax requirements for qualification as a regulated investment company, each Fund must, among other things, limit its investments so that at the close of each quarter of its taxable year (1) no more than 25% of the value of its total assets is invested in the securities (other than securities of the US Government or a regulated investment company) of a single issuer or two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships, and (2) at least 50% of the value of its total assets is represented by cash, cash items (including receivables), US Government securities, securities of other regulated investment companies and other securities of any issuer that does not represent more than 5% of the value of the Fund’s total assets and not more than 10% of the issuer’s outstanding voting securities.

INVESTMENT POLICIES AND TECHNIQUES

Investment Techniques

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage are meant to describe the spectrum of investments that Deutsche Investment Management Americas Inc. (the “Advisor”) in its discretion might, but is not required to, use in managing a Fund’s portfolio assets. The Advisor may in its discretion at any time employ such practice, technique or instrument for one or more Funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of a Fund, but, to the extent employed, could from time to time have a material impact on a Fund’s performance.

Fixed Income Securities

General. Each Fund may invest in fixed income securities. In periods of declining interest rates, the yield (income from portfolio investments over a stated period of time) of a Fund that invests in fixed income securities may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Fund may tend to be lower. In addition, when interest rates are falling, the inflow of net new money to such a Fund will likely be invested in portfolio instruments producing lower yields than the balance of the Fund’s portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. The net asset value of a Fund investing in fixed income securities can generally be expected to change as general levels of interest rates fluctuate. The value of fixed income securities in a Fund’s portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Bank Loans. DWS High Income Plus Fund may also invest in bank loans, which are typically senior debt obligations of borrowers (issuers) and, as such, are considered to hold a senior position in the capital structure of the borrower. These may include loans which hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of the Advisor, in the category of senior debt of the borrower. This capital structure position generally gives the holders of these loans a priority claim on some or all of the borrower’s assets in the event of a default. In most cases, these loans are either partially or fully collateralized by the assets of a corporation, partnership, limited liability company or other business entity, or by cash flow that the Advisor believes has a market value at the time of acquisition that equals or exceeds the principal amount of the loan. These loans are often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings. It is important to note that Moody’s Investors Service, Inc. (“Moody’s”) and the Standard & Poor’s Division of the McGraw-Hill Companies, Inc. (“S&P”) may rate bank loans higher than high yield bonds of the same issuer to reflect their more senior position. The Fund may invest in both fixed- and floating-rate loans. In addition, bank loans can trade either as an “assignment” or “participation”. When the Fund buys an assignment, it is essentially becoming a party to the bank agreement. The vast majority of all trades are assignments and would therefore generally represent the preponderance of bank loans held by the Fund. In certain cases, the Fund may buy bank loans on a participation basis, if for example, the Fund did not want to become party to the bank agreement. However, in all cases, the Fund will not purchase bank loans where Deutsche Bank, or an affiliate, serves as an agent bank.

Participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risk of being a lender. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender.

In the case of loans administered by a bank or other financial institution that acts as agent for all holders, if assets held by the agent for the benefit of a purchaser are determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

In the case of loan participations where a bank or other lending institution serves as financial intermediary between the Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for purposes of the Fund’s investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Put Bonds. Each of the Funds may invest in “put” bonds, which are tax-exempt securities (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. The Advisor intends to purchase only those “put” bonds for which the put option is an integral part of the security as originally issued. The option to “put” the bond back to the issuer before the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security. For the purpose of determining the “maturity” of securities purchased subject to an option to put, and for the purpose of determining the dollar weighted average maturity of a Fund holding such securities, the Fund will consider “maturity” to be the first date on which it has the right to demand payment from the issuer of the put although the final maturity of the security is later than such date.

US Government Securities. The Funds may invest in obligations issued or guaranteed as to both principal and interest by the US Government, its agencies, instrumentalities or sponsored enterprises (“US Government securities”). The full faith and credit of the US support some US Government securities, such as US Treasury bills, notes and bonds. Others, such as obligations issued or guaranteed by US Government agencies or instrumentalities, are supported either by (i) the full faith and credit of the US Government (such as securities of the Small Business Administration), (ii) the right of the issuer to borrow from the US Treasury (such as securities of the Federal Home Loan Banks), (iii) the discretionary authority of the US Government to purchase the agency’s obligations (such as securities of the Federal National Mortgage Association), or (iv) only the credit of the issuer. No assurance can be given that the US Government will provide financial support to US Government agencies or instrumentalities in the future.

Each of the Funds may also invest in separately traded principal and interest components of securities guaranteed or issued by the US Government or its agencies, instrumentalities or sponsored enterprises if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”) or any similar program sponsored by the US Government. STRIPS are sold as zero coupon securities. See “Zero Coupon Securities.”

Custodial Receipts. Custodial receipts are interests in separately traded interest and principal component parts of US Government securities that are issued by banks or brokerage firms and are created by depositing US Government securities into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Custodial receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”). TIGRs and CATS are interests in private proprietary accounts while TRs and STRIPS (see “US Government Securities” above) are interests in accounts sponsored by the US Treasury. Receipts are sold as zero coupon securities; for more information, see “Zero Coupon Securities.”

Each of the Funds may acquire US Government securities and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the US Government securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including TIGRs and CATS. The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying US Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Counsel to the underwriters of these certificates or other evidences of ownership of US Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying US Government securities for federal tax and securities purposes. In the case of CATS and TIGRs, the Internal Revenue Service (the “IRS”) has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as the Funds. CATS and TIGRs are not considered US Government securities by the staff of the SEC. Further, the IRS conclusion noted above is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by the Funds. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

Zero Coupon Securities. STRIPS and custodial receipts (TRs, TIGRs and CATS) are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because a Fund must distribute the accreted amounts in order to qualify for favorable tax treatment, it may have to sell portfolio securities to generate cash to satisfy the applicable distribution requirements. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

Variable and Floating Rate Instruments. Each of the Funds may invest in variable or floating rate instruments and variable rate demand instruments, including variable amount master demand notes. These instruments will normally involve industrial development or revenue bonds that provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank. In addition, the interest rate on these securities may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. A Fund holding such an instrument can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest.

Debt instruments purchased by a Fund may be structured to have variable or floating interest rates. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates. The Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a Fund’s fixed income investments, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet the Fund’s investment quality standards relating to investments in bank obligations. The Advisor will also continuously monitor the creditworthiness of issuers of such instruments to determine whether a Fund should continue to hold the investments.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Fund could suffer a loss if the issuer defaults or during periods in which a Fund is not entitled to exercise its demand rights.

Variable and floating rate instruments held by a Fund will be subject to the Fund’s limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Fund may not demand payment of the principal amount of such instruments within seven days.

Yields and Ratings. The yields on certain obligations, including the money market instruments in which each Fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of S&P, Moody’s and other recognized rating organizations represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality or value. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. See Appendix A for a description of the ratings provided by S&P, Moody’s and certain other recognized rating organizations.

Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Trustees or the Advisor, pursuant to guidelines established by the Board of Trustees, will consider such an event in determining whether the Fund should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the SEC.

Lower Quality Debt Obligations “Junk-Bonds.” DWS High Income Plus Fund may invest in below investment grade bonds, including securities in default (DWS Short Duration Fund and DWS Core Fixed Income Fund may only invest up to 5% of net assets in such securities). These securities are considered speculative and, while generally offering greater income than investments in higher quality securities, involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality bonds tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates.

Below investment grade bonds (junk bonds) will also be affected by the market’s perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The market for these lower quality bonds is generally less liquid than the market for investment grade bonds. Therefore, the Advisor’s judgment may at times play a greater role in valuing these securities than in the case of investment grade bonds, and it also may be more difficult under certain adverse market conditions to sell these lower quality securities to meet redemption requests, to respond to changes in the market, or to determine accurately a Fund’s net asset value.

As discussed above, subject to their respective investment limitations, each Fund may invest in high yielding fixed income securities that are rated lower than Baa by Moody’s or BBB by Standard & Poor’s and unrated securities determined to be of comparable quality. The values of these lower quality securities generally fluctuate more than those of higher quality securities. In addition, these securities involve a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The Advisor seeks to reduce these risks through investment analysis and attention to current developments in interest rates and economic conditions, but there can be no assurance that the Advisor will be successful in reducing the risks associated with investments in such securities. To the extent a Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Advisor’s own credit analysis.

DWS High Income Plus Fund may invest in pay-in-kind (PIK) securities, which pay interest in either cash or additional securities, at the issuer’s option, for a specified period. In addition, the Fund may invest in zero coupon bonds. Both of these types of bonds may be more speculative and subject to greater fluctuations in value than securities which pay interest periodically and in cash, due to changes in interest rates. The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund’s distribution obligations. See “Taxes” below.

The market value of fixed income securities that carry no equity participation usually reflects yields generally available on securities of similar quality and type. When such yields decline, the market value of a portfolio already invested at higher yields can be expected to rise if such securities are protected against early call. Similarly, when such yields increase, the market value of a portfolio already invested at lower yields can be expected to decline.

Investment of Uninvested Cash Balances. A Fund may have cash balances that have not been invested in portfolio securities (“Uninvested Cash”). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions or dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an exemptive order issued by the SEC, a fund may use Uninvested Cash to purchase shares of affiliated funds, including money market funds and Cash Management QP Trust, or entities for the which the Advisor may act as investment advisor now or in the future that operate as cash management investment vehicles but are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the “Central Funds”) in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a fund in shares of the Central Funds will comply with Rule 2a-7 under the 1940 Act and will be in accordance with a fund’s investment policies and restrictions.

A Fund will invest Uninvested Cash in Central Funds only to the extent that a fund’s aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

Impact of Large Redemptions and Purchases of Fund Shares. From time to time, shareholders of a Fund may make relatively large redemptions or purchases of Fund shares. These transactions may cause a Fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a Fund’s performance to the extent that a Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs, which may impact a Fund’s expense ratio.

Convertible And Preferred Securities.Subject to its investment objectives and policies, each Fund may invest in convertible securities, which are ordinarily preferred stock or long-term debt obligations of an issuer convertible at a stated exchange rate into common stock of the issuer. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stocks in an issuer’s capital structure, are consequently of higher quality, and entail less risk than the issuer’s common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The convertible debt securities in which each Fund may invest are subject to the same rating criteria and downgrade policy as the Fund’s investments in fixed income securities.

Each Fund, subject to its investment objectives, may purchase preferred stock. Preferred stock is an equity security, but possesses certain attributes of debt securities and is generally considered a fixed income security. Holders of preferred stock normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stock generally entails less risk than common stocks. Upon liquidation, preferred stock is entitled to a specified liquidation preference, which is generally the same as the par or stated value, and is senior in right of payment to common stock. However, preferred stock is an equity security in that it does not represent a liability of the issuer and therefore does not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stock is subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Warrants. DWS High Income Plus Fund may invest up to 20% of its net assets, measured at the time of purchase, in warrants. Warrants generally entitle the holder to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a period of years or in perpetuity. Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, the market value of a warrant may not necessarily change with that of the underlying security. A warrant ceases to have value if it is not exercised prior to any expiration date to which the warrant is subject. The purchase of warrants involves a risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price, such as when there is no movement in the level of the underlying security.

Municipal Securities. The Funds may, to a limited extent, invest in municipal securities. Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the US (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax or from state and local taxes). Municipal securities may also be issued on a taxable basis (i.e., the interest on such securities is not exempt from regular federal income tax).

Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal securities also include “private activity” or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations.

The two principal classifications of municipal securities are “general obligations” and “revenue obligations.” General obligations are secured by the issuer’s pledge of its full faith and credit for the payment of principal and interest although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer may also be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds and capital appreciation bonds.

In addition to general obligations and revenue obligations, there is a variety of hybrid and special types of municipal securities. There are also numerous differences in the credit backing of municipal securities both within and between these two principal classifications.

For the purpose of applying a Fund’s investment restrictions, the identification of the issuer of a municipal security which is not a general obligation is made by the Advisor based on the characteristics of the municipal security, the most important of which is the source of funds for the payment of principal and interest on such securities.

One or a small number of institutional investors such as a Fund may purchase an entire issue of municipal securities. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many municipal securities that were not publicly offered initially and such securities can be readily marketable.

The obligations of an issuer to pay the principal of and interest on a municipal security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, because of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a municipal security may be materially affected.

Municipal Leases, Certificates of Participation and other Participation Interests. A municipal lease is an obligation in the form of a lease or installment purchase contract that is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance (as well as regular federal income tax). Municipal leases frequently involve special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of ‘non-appropriation’ clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Thus, a Fund’s investment in municipal leases will be subject to the special risk that the governmental issuer may not appropriate funds for lease payments.

In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in an unsatisfactory or delayed recoupment of a Fund’s original investment.

Certificates of participation represent undivided interests in municipal leases, installment purchase contracts or other instruments. The certificates are typically issued by a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase contracts.

Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purpose of the Funds’ respective limitations on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by a Fund may be determined by the Advisor, pursuant to guidelines adopted by the Trustees of the Trust, to be liquid securities for the purpose of such Fund’s limitation on investments in illiquid securities. In determining the liquidity of municipal lease obligations and certificates of participation, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund. No Fund may invest more than 5% of its net assets in municipal leases.

Each of the Funds may purchase participations in municipal securities held by a commercial bank or other financial institution. Such participations provide a Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days notice, of all or any part of the Fund’s participation interest in the underlying municipal security, plus accrued interest.

Municipal Notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Tax and Revenue Anticipation Notes and Construction Loan Notes. Tax Anticipation Notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and Revenue Anticipation Notes combine the funding sources of both Tax Anticipation Notes and Revenue Anticipation Notes. Construction Loan Notes are sold to provide construction financing. These notes are secured by mortgage notes insured by the Federal Housing Authority; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Private Activity and Industrial Development Bonds. Each of the Funds may invest in private activity and industrial development bonds, which are obligations issued by or on behalf of public authorities to raise money to finance various privately owned or operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking or sewage or solid waste disposal facilities, as well as certain other facilities or projects. The payment of the principal and interest on such bonds is generally dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Tax-Exempt Commercial Paper. Issues of tax-exempt commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Pre-Refunded Municipal Securities. The principal of and interest on municipal securities that have been pre-refunded are no longer paid from the original revenue source for the securities. Instead, after pre-refunding the source of such payments of the principal of and interest on these securities are typically paid from an escrow fund consisting of obligations issued or guaranteed by the US Government. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded municipal securities are usually purchased at a price which represents a premium over their face value.

Tender Option Bonds. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof.

As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate.

However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the Advisor, the credit quality of the bond issuer and the financial institution is deemed, in light of the Fund’s credit quality requirements, to be inadequate. Each Fund intends to invest only in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Advisor, be exempt from regular federal income tax. However, because there can be no assurance that the IRS will agree with such counsel’s opinion in any particular case, there is a risk that a Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees, in relation to various regulated investment company tax provisions is unclear. Each Fund intends to manage its portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

Auction Rate Securities. Auction rate securities in which the Funds may invest consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.

Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”).

A Fund’s investments in auction rate preferred securities of closed-end funds are subject to limitations on investments in other US registered investment companies, which limitations are prescribed by the 1940 Act. These limitations include prohibitions against acquiring more than 3% of the voting securities of any other such investment company, and investing more than 5% of the Fund’s assets in securities of any one such investment company or more than 10% of its assets in securities of all such investment companies.

Private Activity Bonds. Certain types of municipal securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), are issued by or on behalf of public authorities to obtain funds for privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The interest from certain private activity bonds owned by a Fund (including a Fund’s distributions attributable to such interest) may be a preference item for purposes of the alternative minimum tax.

Direct Debt Instruments (DWS High Income Plus Fund only). Direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to lenders (direct loans), to suppliers of goods or services (trade claims or other receivables) or to other parties. A fund may invest in all types of direct debt investments, but among these investments a fund currently intends to invest primarily in direct loans and trade claims. When a fund participates in a direct loan it will be lending money directly to an issuer. Direct loans generally do not have an underwriter or agent bank, but instead, are negotiated between a company’s management team and a lender or group of lenders. Direct loans typically offer better security and structural terms than other types of high yield securities. Direct debt obligations are often the most senior obligations in an issuer’s capital structure or are well-collateralized so that overall risk is lessened. Trade claims are unsecured rights of payment arising from obligations other than borrowed funds. Trade claims include vendor claims and other receivables that are adequately documented and available for purchase from high-yield broker-dealers. Trade claims typically may sell at a discount. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor. Trade claims normally would be considered illiquid and pricing can be volatile. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower. A fund will rely primarily upon the creditworthiness of the borrower and/or the collateral for payment of interest and repayment of principal. The value of a fund’s investments may be adversely affected if scheduled interest or principal payments are not made. Because most direct loans will be secured, there will be a smaller risk of loss with direct loans than with an investment in unsecured high yield bonds or trade claims. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness or may pay only a small fraction of the amount owed. Investments in direct debt instruments also involve interest rate risk and liquidity risk. However, interest rate risk is lessened by the generally short-term nature of direct debt instruments and their interest rate structure, which typically floats. To the extent the direct debt instruments in which a fund invests are considered illiquid, the lack of a liquid secondary market (1) will have an adverse impact on the value of such instruments, (2)

will have an adverse impact on a fund’s ability to dispose of them when necessary to meet a fund’s liquidity needs or in response to a specific economic event, such as a decline in creditworthiness of the issuer, and (3) may make it more difficult for a fund to assign a value of these instruments for purposes of valuing a fund’s portfolio and calculating its net asset value. In order to lessen liquidity risk, a fund anticipates investing primarily in direct debt instruments that are quoted and traded in the high yield market and will not invest in these instruments if it would cause more than 15% of a fund’s net assets to be illiquid. Trade claims may also present a tax risk to a fund. A fund will not invest in trade claims if it effects a fund’s qualification as a regulated investment company under Subchapter M of the Internal Revenue Code.

Restructuring Instruments. (DWS High Income Plus Fund only). Afund may hold distressed securities, which are securities that are in default or in risk of being in default. In connection with an exchange or workout of such securities, a fund may accept various instruments if the investment adviser determines it is in the best interests of a fund and consistent with a fund’s investment objective and policies. Such instruments may include, but not limited to, warrants, rights, participation interests in assets sales and contingent-interest obligations.

Mortgage-Backed and Asset-Backed Securities

General. Each Fund may invest in mortgage-backed securities, which represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Each Fund may also invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements and other categories of receivables. Such securities are generally issued by trusts and special purpose corporations.

Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities can be expected to accelerate, and thus impair a Fund’s ability to reinvest the returns of principal at comparable yields. Accordingly, the market values of such securities will vary with changes in market interest rates generally and in yield differentials among various kinds of US Government securities and other mortgage-backed and asset-backed securities. Asset-backed securities present certain risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. In addition, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. Many mortgage and asset-backed securities may be considered derivative instruments.

Mortgage-Backed. Each of the Funds may invest in mortgage-backed securities, including derivative instruments. Mortgage-backed securities represent direct or indirect participations in or obligations collateralized by and payable from mortgage loans secured by real property. A Fund may invest in mortgage-backed securities issued or guaranteed by US Government agencies or instrumentalities such as the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Obligations of GNMA are backed by the full faith and credit of the US Government. Obligations of FNMA and FHLMC are not backed by the full faith and credit of the US Government but are considered to be of high quality since they are considered to be instrumentalities of the US. The market value and yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of Federally insured mortgage loans with a maximum maturity of 30 years. The scheduled monthly interest and principal payments relating to mortgages in the pool will be “passed through” to investors. Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest.

Each Fund may invest in mortgage-backed securities issued by non-governmental entities including collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers’ general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series that have different maturities and are retired in sequence. Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by US Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, including “regular” interests and “residual” interests. The Funds do not intend to acquire residual interests in REMICs, due to certain disadvantages for regulated investment companies that acquire such interests. Mortgage-backed securities are subject to unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of securities, mortgage-backed securities may be less effective than other types of securities as a means of “locking in” attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

Due to prepayments of the underlying mortgage instruments, mortgage-backed securities do not have a known actual maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. The Advisor believes that the estimated average life is the most appropriate measure of the maturity of a mortgage-backed security. Accordingly, in order to determine whether such security is a permissible investment, it will be deemed to have a remaining maturity of three years or less if the average life, as estimated by the Advisor, is three years or less at the time of purchase of the security by a Fund. An average life estimate is a function of an assumption regarding anticipated prepayment patterns. The assumption is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants could produce somewhat different average life estimates with regard to the same security. Although the Advisor will monitor the average life of the portfolio securities of each Fund with a portfolio maturity policy and make needed adjustments to comply with such Funds’ policy as to average dollar weighted portfolio maturity, there can be no assurance that the average life of portfolio securities as estimated by the Advisor will be the actual average life of such securities.

DWS Core Fixed Income Fund and DWS Short Duration Fund may at times invest a significant percentage of their assets in CMOs.

Asset-Backed Securities. Each Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets including company receivables, truck and auto loans, leases and credit card receivables. The asset pools that back asset-backed securities are securitized through the use of privately formed trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present. Certain asset-backed securities may be considered derivative instruments. DWS Short Duration Fund may, at times, invest a significant percentage of its assets in asset-backed securities.

Securities of Foreign Issuers

Foreign Securities. Subject to their respective investment objectives and policies, each of the Funds may invest in securities of foreign issuers and supranational entities. While the non-US investments of DWS High Income Plus Fund may be denominated in any currency, the investments of DWS Core Fixed Income Fund and DWS Short Duration Fund in foreign securities may be denominated only in the US dollar. Foreign securities may offer investment opportunities not available in the US, but such investments also involve significant risks not typically associated with investing in domestic securities. In many foreign countries, there is less publicly available information about foreign issuers, and there is less government regulation and supervision of foreign stock exchanges, brokers and listed companies. Also, in many foreign countries, companies are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic issuers. Security trading practices differ and there may be difficulty in enforcing legal rights outside the US. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the US, which could affect the liquidity of the Funds’ portfolios. Additionally, in some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property, or other Fund assets, political or social instability or diplomatic developments which could affect investments in foreign securities.

If the Advisor increases DWS High Income Plus Fund’s exposure to a foreign currency, and that currency’s value subsequently falls, the Advisor’s currency management may result in increased losses to a Fund. If the Advisor hedges a Fund’s exposure to a foreign currency, and that currency’s value rises, the Fund will lose the opportunity to participate in the currency’s appreciation.

Foreign Government Securities. The foreign government securities in which each of the Funds may invest generally consist of debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions. Each of the Funds may invest in foreign government securities in the form of American Depository Receipts. Foreign government securities also include debt securities of supranational entities. Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the “World Bank”), the Japanese Development Bank, the Asian Development Bank and the InterAmerican Development Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

Investment in Emerging Markets. DWS High Income Plus Fund may invest to varying degrees in one or more countries with emerging securities markets. These countries are generally located in Latin America, Europe, the Middle East, Africa and Asia. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and, at times, may have nationalized, or expropriated the assets of private companies. As a result, these risks, including the risk of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund’s investments in these countries, as well as the availability of additional investments in these countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make the Fund’s investments in these countries illiquid and more volatile than investments in most Western European countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in some of these countries. There may be little financial or accounting information available with respect to issuers located in certain of these countries, and may be difficult as a result to assess the value or prospects of an investment in those countries. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those countries.

Equity and Equity Related Securities. The Funds may invest in common stock and preferred stock and, in addition, DWS High Income Plus Fund may invest in warrants, purchased call options and other rights to acquire stock. The market value of an equity security will increase or decrease depending on market conditions. This affects the value of the shares of a Fund, and the value of your investment.

Currency Management Techniques. The instruments involved in currency-related transactions may be considered derivative instruments. DWS High Income Plus Fund may enter into currency-related transactions to attempt to protect against an anticipated rise in the US dollar price of securities that it intends to purchase. In addition, the Fund may enter into currency-related transactions to attempt to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated dividends or interest from such securities, due to a decline in the value of the foreign currency against the US dollar. The forecasting of currency market movements is extremely difficult and there can be no assurance that currency hedging strategies will be successful. If the Advisor is incorrect in its forecast, currency hedging strategies may result in investment performance worse than if the strategies were not attempted. In addition, forward contracts and over-the-counter currency options may be illiquid and are subject to the risk that the counterparty will default on its obligations.

Forward Foreign Currency Exchange Contracts. DWS High Income Plus Fund may exchange currencies in the normal course of managing its investments in foreign securities and may incur costs in doing so because a foreign exchange dealer will charge a fee for conversion. The Fund may conduct foreign currency exchange transactions on a “spot” basis (i.e., for prompt delivery and settlement) at the prevailing spot rate for purchasing or selling currency in the foreign currency exchange market. The Fund also may enter into forward foreign currency exchange contracts (“forward currency contracts”) or other contracts to purchase and sell currencies for settlement at a future date. A foreign exchange dealer, in that situation, will expect to realize a profit based on the difference between the price at which a foreign currency is sold to the Fund and the price at which the dealer will cover the purchase in the foreign currency market. Foreign exchange transactions are entered into at prices quoted by dealers, which may include a mark-up over the price that the dealer must pay for the currency.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades, but currency dealers seek to obtain a “spread” or profit on each transaction.

At the maturity of a forward contract, the Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

The Fund may use forward currency transactions in an attempt to hedge against losses, or where possible, to add to investment returns. For the purposes of hedging, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to “lock in” the US dollar price of the security or the US dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of US dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the US dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when management of the Fund believes that the currency of a particular foreign country may suffer a substantial decline against the US dollar, it may cause the Fund to enter into a forward contract to sell, for a fixed amount of US dollars, the amount of foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures.

Using forward currency contracts in an attempt to protect the value of the Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Fund’s foreign assets.

The Fund or the Fund’s custodian will place cash or liquid securities into a segregated account of the Fund in an amount equal to the value of the Fund’s total assets committed to the consummation of forward currency contracts requiring the Fund to purchase foreign currencies. If the value of the securities placed in the segregated account declines, additional cash or liquid securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund’s commitments with respect to such contracts. The segregated account will be marked-to-market on a daily basis. Although forward currency contracts are not presently regulated by the Commodity Futures Trading Commission (the “CFTC”), the CFTC may in the future assert authority to regulate these contracts. In such event, the Fund’s ability to utilize forward currency contracts may be restricted. In addition, a particular forward currency contract and assets used to cover such contract may be illiquid.

The Fund generally will not enter into a forward currency contract with a term of greater than one year. The forecasting of short-term currency market movements is extremely difficult and there can be no assurance that short-term hedging strategies will be successful.

While the Fund will enter into forward currency contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from currency transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be an imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause a Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign currency exchange loss. Forward currency contracts may be considered derivative instruments.

Options on Securities, Securities Indices and Foreign Currencies

General. DWS High Income Plus Fund may write covered put and call options and purchase put and call options. Such options may relate to particular securities, to various stock indices, or to currencies. The Fund may write call and put options which are issued by the Options Clearing Corporation (the “OCC”) or which are traded on US and non-US exchanges and over-the-counter. These instruments may be considered derivative instruments.

Written Options. DWS High Income Plus Fund may write (sell) covered put and call options on securities and enter into related closing transactions. The Fund may receive fees (referred to as “premiums”) for granting the rights evidenced by the options. However, in return for the premium for a written call option, the Fund assumes certain risks. For example, in the case of a written call option, the Fund forfeits the right to any appreciation in the underlying security while the option is outstanding. A put option gives to its purchaser the right to compel the Fund to purchase an underlying security from the option holder at the specified price at any time during the option period. In contrast, a call option written by the Fund gives to its purchaser the right to compel the Fund to sell an underlying security to the option holder at a specified price at any time during the option period. Upon the exercise of a put option written by the Fund, the Fund may suffer a loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. All options written by the Fund are covered. In the case of a call option, this means that the Fund will own the securities subject to the option or an offsetting call option as long as the written option is outstanding, or will have the absolute and immediate right to acquire other securities that are the same as those subject to the written option. In the case of a put option, this means that the Fund will deposit cash or liquid securities in a segregated account with the custodian with a value at least equal to the exercise price of the put option.

Purchased Options. DWS High Income Plus Fund may also purchase put and call options on securities. A put option entitles the Fund to sell, and a call option entitles the Fund to buy, a specified security at a specified price during the term of the option. The advantage to the purchaser of a call option is that it may hedge against an increase in the price of securities it ultimately wishes to buy. The advantage to the purchaser of a put option is that it may hedge against a decrease in the price of portfolio securities it ultimately wishes to sell.

The Fund may enter into closing transactions in order to offset an open option position prior to exercise or expiration by selling an option it has purchased or by entering into an offsetting option. If the Fund cannot effect closing transactions, it may have to retain a security in its portfolio it would otherwise sell, or deliver a security it would otherwise retain.

The Fund may purchase and sell options traded on US exchanges and, to the extent permitted by law, options traded over-the-counter. A Fund may also purchase and sell options traded on recognized foreign exchanges. There can be no assurance that a liquid secondary market will exist for any particular option. Over-the-counter options also involve the risk that a counterparty will fail to meet its obligation under the option.

Other Considerations. The Fund will engage in over-the-counter (“OTC”) options only with broker-dealers deemed creditworthy by the Advisor. Closing transactions in certain options are usually effected directly with the same broker-dealer that effected the original option transaction. The Fund bears the risk that the broker-dealer may fail to meet its obligations. There is no assurance that the Fund will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the OCC, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

When the Fund purchases a put option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission paid by the Fund) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be marked-to-market on an ongoing basis to reflect the current value of the option purchased or written. The current value of a traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Fund is exercised, the proceeds to the Fund from the exercise will be increased by the net premium originally received, and the Fund will realize a gain or loss.

There are several risks associated with transactions in options on securities, securities indices and currencies. For example, there are significant differences between the securities markets, currency markets and the corresponding options markets that could result in imperfect correlations, causing a given option transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded OTC or on a US or non-US securities exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for options may not conform to the hours during which the underlying securities and currencies are traded. To the extent that the options markets close before the markets for the underlying securities and currencies, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

The risks described above also apply to options on futures, which are discussed below.

Futures Contracts and Related Options

General. When deemed advisable by the Advisor, the Funds may enter into futures contracts and purchase and write options on futures contracts to hedge against changes in interest rates, securities prices or currency exchange rates or for certain non-hedging purposes. The Funds may purchase and sell financial futures contracts, including stock index futures, and purchase and write related options. The Funds may engage in futures and related options transactions for hedging and non-hedging purposes as defined in regulations of the Commodity Futures Trading Commission. Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities, require a Fund to segregate cash or liquid securities with a value equal to the amount of a Fund’s obligations.

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell a particular financial instrument for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract). Futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a commodity or financial instrument, such as a security or the cash value of a securities index, during a specified future period at a specified price.

When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, a Fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price and rate of return on portfolio securities and securities that a Fund proposes to acquire. A Fund may, for example, take a “short” position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of a Fund’s portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of a Fund’s portfolio securities. If, in the opinion of the Advisor, there is a sufficient degree of correlation between price trends for a Fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, a Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Advisor will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund’s securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a “long” position by purchasing futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular cash securities, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund’s assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

The Fund may use options on futures contracts solely for bona fide hedging or other non-hedging purposes as described below.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Funds may enter are currency, and other types of swaps and the purchase or sale of related caps, floors and collars. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Funds anticipate purchasing at a later date. A Fund will not sell interest rate caps or floors where they do not own securities or other instruments providing the income stream the Funds may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody’s or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

The Funds may invest up to 15% of their total assets in credit default swaps for both hedging and non-hedging purposes. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the seller a fixed regular fee provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value”, of the reference obligation in exchange for the reference obligation. Credit default swaps are used as a means of “buying” credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of the Fund’s holdings, or “selling” credit protection, i.e., attempting to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer. No more than 5% of the Fund’s assets may be invested in credit default swaps for purposes of buying credit protection if the Fund does not own the underlying security or securities at the time of investment. Where the Fund is a seller of credit protection, it effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. The Fund will only sell credit protection with respect to securities in which it would be authorized to invest directly. The Fund currently considers credit default swaps to be illiquid and treats the market value of the contract as illiquid for purposes of determining compliance with the Fund’s restrictions on investing in illiquid securities.

If the Fund is a buyer of a credit default swap and no event of default occurs, the Fund will lose its investment and recover nothing. However, if the Fund is a buyer and an event of default occurs, the Fund will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income through the term of the contract (typically between six months and three years), provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly.

The Fund may use credit default swaps to gain exposure to particular issuers or particular markets through investments in portfolios of credit default swaps, such as Dow Jones CDX.NA.HY certificates. By investing in certificates representing interests in a basket of credit default swaps, the Fund is taking credit risk with respect to an entity or group of entities and providing credit protection to the swap counterparties. For example, the CDX EM is a tradable basket of 19 credit default swaps on country credits which seeks to replicate the returns on the indices of a broad group of emerging markets countries. The credits are a subset of the countries represented by the JPMorgan Emerging Markets Bond Index Global Diversified. By purchasing interests in CDX EM, the Fund is gaining emerging markets exposure through a single investment. Unlike other types of credit default swaps which are generally considered illiquid, credit default swap certificates generally can be sold within seven days and are not subject to the Fund’s restrictions on investing in illiquid securities.

Other Considerations. DWS High Income Plus Fund will engage in futures and related options transactions only for bona fide hedging or non-hedging purposes as permitted by CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The Fund will determine that the price fluctuations in the futures contracts and options on futures used by it for hedging purposes are substantially related to price fluctuations in securities or instruments held by the Fund or securities or instruments which it expects to purchase. Except as stated below, the Fund’s futures transactions will be entered into for traditional hedging purposes — i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are denominated) that the Fund intends to purchase. As evidence of this hedging intent, the Fund expects that, on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

As an alternative to compliance with the bona fide hedging definition, a CFTC regulation now permits the Fund to elect to comply with a different test under which the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options on futures will not exceed 5% of the net asset value of the Fund’s portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company. See “Taxes.”

The Fund will be required, in connection with transactions in futures contracts and the writing of options on futures contracts, to make margin deposits, which will be held by its custodian for the benefit of the futures commission merchant through whom the Fund engages in such futures and option transactions. These transactions involve brokerage costs, require margin deposits and, in the case of futures contracts and options obligating the Fund to purchase securities, require the Fund to segregate cash or liquid securities in an account maintained with its custodian to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. The other risks associated with the use of futures contracts and options thereon are (i) imperfect correlation between the change in market value of the securities held by the Fund and the prices of the futures and options and (ii) the possible absence of a liquid secondary market for a futures contract or option and the resulting inability to close a futures position prior to its maturity date.

In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. The risk of imperfect correlation may be minimized by investing in contracts whose price behavior is expected to resemble that of the Fund’s underlying securities. The Fund will attempt to minimize the risk that it will be unable to close out futures positions by entering into such transactions on a national exchange with an active and liquid secondary market.

Limitations and Risks Associated with Transactions in Options, Futures Contracts and Options on Futures Contracts

Options and futures transactions involve (1) liquidity risk that contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market, (2) correlation risk that changes in the value of hedging positions may not match the securities market fluctuations intended to be hedged, and (3) market risk that an incorrect prediction of securities prices by the Advisor may cause the Fund to perform worse than if such positions had not been taken. The ability to terminate over-the-counter options is more limited than with exchange traded options and may involve the risk that the counterparty to the option will not fulfill its obligations. In accordance with a position taken by the Commission, each Fund will limit its investments in illiquid securities to 15% of the Fund’s net assets.

Options and futures transactions are highly specialized activities which involve investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on the Advisor’s ability to predict the direction of stock prices and other economic factors. The loss that may be incurred by a Fund in entering into futures contracts and written options thereon is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract’s prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses.

Except as set forth above under “Futures Contracts and Options on Futures Contracts”, there is no limit on the percentage of the assets of DWS High Income Plus Fund that may be at risk with respect to futures contracts and related options. The Fund may not invest more than 25% of its total assets in purchased protective put options. The Fund’s transactions in options, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes. See “Taxes” below. Options, futures contracts and options on futures contracts are derivative instruments.

Repurchase Agreements. Each Fund may enter into repurchase agreements. In a repurchase agreement, a Fund buys a security subject to the right and obligation to sell it back to the other party at the same price plus accrued interest. The Fund’s custodian will hold the security as collateral for the repurchase agreement. Collateral must be maintained at a value at least equal to 102% of the repurchase price, but repurchase agreements involve some credit risk to a Fund if the other party defaults on its obligation and the Fund is delayed in or prevented from liquidating the collateral. A Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Trust’s Board of Trustees.

For purposes of the 1940 Act and, generally, for tax purposes, a repurchase agreement is considered to be a loan from the Fund to the seller of the obligation. For other purposes, it is not clear whether a court would consider such an obligation as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the obligation before its repurchase, under the repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such delays may result in a loss of interest or decline in price of the obligation.

If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the obligation, the Fund may be treated as an unsecured creditor of the seller and required to return the obligation to the seller’s estate. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Funds, the Advisor seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller of the obligation. In addition to the risk of bankruptcy or insolvency proceedings, there is the risk that the seller may fail to repurchase the security. However, if the market value of the obligation falls below an amount equal to 102% of the repurchase price (including accrued interest), the seller of the obligation will be required to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

"When-Issued” Purchases and Forward Commitments (Delayed Delivery). Each Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis. When these transactions are negotiated, the price of the securities is fixed at the time of the commitment, but delivery and payment may take place up to 90 days after the date of the commitment to purchase for equity securities, and up to 45 days after such date for fixed income securities. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security, regardless of future changes in interest rates. A Fund will purchase securities on a “when-issued” or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed appropriate by the Advisor, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a gain or loss, and distributions attributable to any such gain would be taxable to shareholders.

When a Fund agrees to purchase securities on a “when-issued” or forward commitment basis, the Fund’s custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitments. The market value of a Fund’s net assets will generally fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund’s liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, each Fund expects that its commitments to purchase when-issued securities and forward commitments will not exceed 33% of the value of its total assets. When a Fund engages in “when-issued” and forward commitment transactions, it relies on the other party to the transaction to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a “when-issued” purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest or dividends on the securities it has committed to purchase until the settlement date.

Borrowing. Each Fund may borrow for temporary or emergency purposes. This borrowing may be unsecured. Among the forms of borrowing in which each Fund may engage is entering into reverse repurchase agreements. The 1940 Act requires a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the asset coverage should decline below 300% as a result of market fluctuations or for other reasons, a Fund is required to sell some of its portfolio securities within three days to reduce its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. To the extent a Fund borrows money, positive or negative performance by the Fund’s investments may be magnified. Any gain in the value, or income earned on the holding, of securities purchased with borrowed money that exceeds the interest paid on the amount borrowed would cause the net asset value of the Fund’s shares to increase more rapidly than otherwise would be the case. Conversely, any decline in the value of securities purchased, or cost in excess of income earned, would cause the net asset value of the Fund’s shares to decrease more rapidly than otherwise would be the case. Borrowed money thus creates an opportunity for greater capital gain but at the same time increases exposure to capital risk. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased or from income received as a holder of those securities. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. See “Investment Restrictions.”

Lending Portfolio Securities. Each fund, other than DWS Core Fixed Income Fund may lend portfolio securities to brokers, dealers and other financial organizations. These loans, if and when made by a Fund, may not exceed 33 1/3% of the value of the Fund’s total assets. A Fund’s loans of securities will be collateralized by cash, cash equivalents or US Government securities. The cash or instruments collateralizing the Fund’s loans of securities will be maintained at all times in a segregated account with the Fund’s custodian, in an amount at least equal to the current market value of the loaned securities. From time to time, a Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and is acting as a “placing broker.” No fee will be paid to affiliated persons of the Fund. The Board of Trustees will make a determination that the fee paid to the placing broker is reasonable.

By lending portfolio securities, a Fund can increase its income by continuing to receive amounts equal to the interest or dividends on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when US Government securities are used as collateral. A Fund will comply with the following conditions whenever it loans securities: (i) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as amounts equal to the dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event will occur affecting the investment in the loaned securities, the Fund must terminate the loan in time to vote the securities on such event.

Diversification. Each Fund is “diversified” under the 1940 Act and is also subject to issuer diversification requirements imposed on regulated investment companies by Subchapter M of the Code. See “Investment Restrictions” above and “Taxes” below.

Concentration of Investments. As a matter of fundamental policy, no Fund may invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (except US Government securities).

Mortgage Dollar Rolls. Each of the Funds may enter into mortgage “dollar rolls” in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) or fee income and by the interest earned on the cash proceeds of the initial sale. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Funds may enter into both covered and uncovered rolls.

Restricted Securities. Each of the Funds may invest to a limited extent in restricted securities. Restricted securities are securities that may not be sold freely to the public without prior registration under federal securities laws or an exemption from registration. Restricted securities will be considered illiquid unless they are restricted securities offered and sold to “qualified institutional buyers” under Rule 144A under the Securities Act of 1933. Although Rule 144A Securities have not been registered under the Securities Act, they may be traded between certain qualified institutional investors, including investment companies. The presence or absence of a secondary market may affect the value of the Rule 144A Securities. The Fund’s Board of Trustees has established guidelines and procedures for the Advisor to utilize to determine the liquidity of such securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities. Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

Other Investment Companies. Each Fund may invest in the aggregate no more than 10% of its total assets, calculated at the time of purchase, in the securities of other US-registered investment companies. In addition, a Fund may not invest more than 5% of its total assets in the securities of any one such investment company or acquire more than 3% of the voting securities of any other such investment company. A Fund will indirectly bear its proportionate share of any management or other fees paid by investment companies in which it invests, in addition to its own fees.

Temporary Defensive Investments. For temporary defensive purposes during periods when the Advisor determines that conditions warrant, each of the Funds may invest up to 100% of its assets in cash and money market instruments, including securities issued or guaranteed by the US Government, its agencies or instrumentalities; certificates of deposit, time deposits, and bankers’ acceptances issued by banks or savings and loans associations having net assets of at least $500 million as of the end of their most recent fiscal year; commercial paper rated at the time of purchase at least A-1 by Standard & Poor’s or P-1 by Moody’s, or unrated commercial paper determined by the Advisor to be of comparable quality; repurchase agreements involving any of the foregoing; and, to the extent permitted by applicable law, shares of other investment companies investing solely in money market instruments.

Commercial Paper. Commercial paper is a short-term, unsecured negotiable promissory note of a US or non-US issuer. Each of the Funds may purchase commercial paper. Each Fund may also invest in variable rate master demand notes which typically are issued by large corporate borrowers and which provide for variable amounts of principal indebtedness and periodic adjustments in the interest rate. Demand notes are direct lending arrangements between a Fund and an issuer, and are not normally traded in a secondary market. A Fund, however, may demand payment of principal and accrued interest at any time. In addition, while demand notes generally are not rated, their issuers must satisfy the same criteria as those that apply to issuers of commercial paper. The Advisor will consider the earning power, cash flow and other liquidity ratios of issuers of demand notes and continually will monitor their financial ability to meet payment on demand. See also “Fixed Income Securities — Variable and Floating Rate Instruments.”

Bank Obligations. Each Fund’s investments in money market instruments may include certificates of deposit, time deposits and bankers’ acceptances. Certificates of Deposit (“CDs”) are short-term negotiable obligations of commercial banks. Time Deposits (“TDs”) are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

US commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). US banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a Fund, depending upon the principal amount of CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of governmental regulations, US branches of US banks, among other things, generally are required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. US savings and loan associations, the CDs of which may be purchased by the Funds, are supervised and subject to examination by the Office of Thrift Supervision. US savings and loan associations are insured by the Savings Association Insurance Fund which is administered by the FDIC and backed by the full faith and credit of the US Government.

Summary of Investment Practices

The following is a chart of the various types of securities and investment strategies employed by the Funds. Unless otherwise indicated, the Funds are not obligated to pursue any of the following strategies and do not represent that these techniques are available now or will be available at any time in the future. If a Fund’s investment in a particular type of security is limited to a certain percentage of the Fund’s assets, that percentage limitation is listed in the chart. Following the chart, there is a description of how each type of security and investment strategy may be used by the Funds. As a matter of nonfundamental operating policy, the Funds may be subject to additional restrictions. See the section entitled “Investment Restrictions.”

INVESTMENT PRACTICE	DWS Core Fixed Income Fund	DWS Short Duration Fund	DWS High Income Plus Fund

KEY TO TABLE:

+            Permitted without limit

o            Permitted without limit, but not expected to be used to a significant extent

X           Not permitted

Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use

Common Stock	X	X	20%
Preferred Stock	+	o	+
Warrants	X	X	20%
Convertible Securities	+	o	+
FIXED INCOME SECURITIES & MONEY MARKET INSTRUMENTS
Short-Term Instruments	o	+	o
Obligations of Banks and Other Financial Institutions	o	+	o
Certificates of Deposit and Banker’s Acceptances	o	+	o
Commercial Paper	o	+	o
Variable Rate Master Demand Notes	o	+	o
US Government Securities	o	+	o
Custodial Receipts	o	o	o
Zero Coupon Securities and Deferred Interest Bonds	+	+	+
Variable Rate Securities	+	+	+
Inverse Floating Rate Securities	o	o	o
Lower-Rated Debt Securities	5%	5%	+
Put Bonds	o	o	o
Bank Loans	X	X	+
MUNICIPAL SECURITIES
Municipal Notes	o	o	o
Tax Anticipation Notes	o	o	o

Revenue Anticipation Notes	o	o	o
Bond Anticipation Notes	o	o	o
Tax and Revenue Anticipation Notes	o	o	o
Construction Loan Notes	o	o	o
Miscellaneous, Temporary and Anticipatory Instruments	o	o	o
Tax-Exempt Commercial Paper	o	o	o
Municipal Securities	o	o	o
General Obligation Bonds	o	o	o
Revenue Bonds	o	o	o
Private Activity Bonds	o	o	o
Tender Option Bonds	o	o	o
Municipal Leases, Certificates of Participation and Other Participation Interests	5%	5%	5%
Pre-Refunded Securities	o	o	o
Auction Rate Securities	o	o	o
Pay-in-Kind Securities	X	X	o
DERIVATIVE SECURITIES (OPTIONS)
Options on Securities	X	X	+
Options on Securities Indices	X	X	+
Options on Non-US Securities Indices	X	X	+
Futures Contracts	15%	15%	+
Futures Contracts on Securities Indices	15%	15%	+
Options on Futures Contracts (including Contracts on Securities Indices)	15%	15%	+
DERIVATIVE SECURITIES*
Swap Agreements	o	o	+
Credit Default Swaps	15%	15%	15%
DERIVATIVE SECURITIES
Hedging Strategies	o	o	+
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES
Government Guaranteed Mortgage-Backed Securities	+	+	+
Ginnie Mae Certificates	+	+	+
Fannie Mae Certificates	+	+	+
Freddie Mac Certificates	+	+	+
Multi-Class Mortgage-Backed Securities (CMOs and REMICs)	+	+	+
Private Issued Mortgage -Backed Securities	+	+	+
Asset-Backed Securities	+	40%	+
SECURITIES OF NON-US ISSUERS
Foreign Securities & Depository Receipts (ADRs, EDRs, GDRs and IDRs)	25%[1]	25%[1]	+[2]
Foreign Corporate Debt Securities	25%[1]	25%[1]	+[2]
Foreign Government Debt Securities	25%[1]	25%[1]	+[2]
Investments in Emerging Markets	X	X	+

CURRENCY MANAGEMENT
Currency Exchange Transactions	X	X	+
Currency Hedging Transactions	X	X	+
Forward Currency Exchange Contracts	X	X	+
Options on Foreign Currencies	X	X	+
OTHER INVESTMENTS AND INVESTMENT PRACTICES
Illiquid Securities	15%	15%	15%
When-Issued and Delayed Delivery Securities	+	+	+
Repurchase Agreements	+	+	+
Mortgage Dollar Rolls	+	+	+
Lending of Portfolio Securities	X	33 1/3%	33 1/3%
Borrowing (including reverse repurchase agreements)	10%	33 1/3%	33 1/3%
Short Sales	X	o	o
Other Investment Companies	10%	10%	10%
Temporary Defensive Investments	100%	100%	100%

[1]	US dollar-denominated securities only.
[2]	May be denominated in any currency.

*	DWS Core Fixed Income Fund and DWS Short Duration Fund each have a 15% of total assets, combined limit on Futures and interest rate swaps

Portfolio Holdings

In addition to the public disclosure of the Funds’ portfolio holdings through required Securities and Exchange Commission ("SEC") quarterly filings, the Funds may make their portfolio holdings information publicly available on the DWS Funds Web site as described in each Fund’s prospectus. The Funds do not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by each Fund.

Each Fund’s procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively “DeAM”), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to a Fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by a Fund’s procedures. This non-public information may also be disclosed, subject to the requirements described below, to securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, “Authorized Third Parties”).

Prior to any disclosure of a Fund’s non-public portfolio holdings information to Authorized Third Parties, a person authorized by a Fund’s Trustees must make a good faith determination in light of the facts then known that a Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information receivedwhile the information remains non-public. No compensation is received by a Fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to a Fund’s Trustees.

Portfolio holdings information distributed by the trading desks of the Advisor or its affiliates or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements.

Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about the Funds and information derived therefrom, including, but not limited to, how the Funds’ investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as the Funds’ holdings could not be derived from such information.

Registered investment companies that are subadvised by the Advisor or its affiliates may be subject to different portfolio holdings disclosure policies, and neither the Advisor or its affiliated nor Trustees exercise control over such policies. In addition, separate account clients of the Advisor or its affiliates have access to their portfolio holdings and are not subject to the Funds’ portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by the Advisor and its affiliates and some of the separate accounts managed by the Advisor or its affiliates may substantially overlap with the portfolio holdings of the Funds.

The Advisor or its affiliates also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of the Funds. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which the Funds’ portfolio holdings information is made public, the Advisor and its affiliates have implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that the Funds’ policies and procedures with respect to the disclosure of portfolio holdings information will protect the Funds from the potential misuse of portfolio holdings information by those in possession of that information.

MANAGEMENT OF THE FUNDS

Investment Advisor

Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), which is part of Deutsche Asset Management, is the investment advisor for the Funds. Under the supervision of the Board of Trustees of each Fund, with headquarters at 345 Park Avenue, New York, New York 10154, DIMA makes the Funds’ investment decisions, buys and sells securities for the Funds and conducts research that leads to these purchase and sale decisions. The Advisor manages each Fund’s daily investment and business affairs subject to the policies established by the Board of Trustees. DIMA and its predecessors have more than 80 years of experience managing mutual funds. DIMA provides a full range of investment advisory services to institutional and retail clients. The Funds’ investment advisoris also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. On December 31, 2006, Deutsche Asset Management, Inc. (“DAMI’’) merged into DIMA. Prior to December 31, 2006 DAMI was the investment advisor to the Funds. As a result of the merger, DIMA is now the investment advisor to the Funds.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DIMA is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. The term “DWS Scudder” is the designation given to the products and services provided by DIMA and its affiliates to the DWS Mutual Funds.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

Each Fund is managed by a team of investment professionals, each of whom plays an important role in a Fund’s management process. Team members work together to develop investment strategies and select securities for a Fund’s portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits fund investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of a Fund, as well as team members who have other ongoing management responsibilities for each Fund, are identified in each Fund’s prospectus, as of the date of a Fund’s prospectus. Composition of the team may change over time, and fund shareholders and investors will be notified of changes affecting individuals with primary fund management responsibility.

Investment Management Agreement

The Board and the shareholders of each Fund approved an amended and restated investment management agreement (the “Investment Management Agreement”) for the Funds. In addition, the Board and the shareholders also approved an amended and restated Investment Management Agreement (the “DIMA Agreement”) between the Funds and DIMA. The fees charged and the services provided by DIMA under the DIMA Agreement are identical to the fees and services that were provided by DAMI under the Investment Management Agreement. The DIMA Agreement became effective on December 31, 2006. Pursuant to the DIMA Agreement, the Advisor provides continuing investment management of the assets of the Funds. In addition to the investment management of the assets of the Funds, the Advisor determines the investments to be made for the Funds, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with the Funds’ policies as stated in its Prospectuses and SAIs, or as adopted by the Fund’s Board. The Advisor will also monitor, to the extent not monitored by a Funds’ administrator or other agent, the Funds’ compliance with its investment and tax guidelines and other compliance policies.

Prior to June 1, 2006, Core Fixed Income Fund paid DeAM, Inc. 0.40% of the Fund’s average daily net assets. Prior to July 1, 2006, Short Duration Fund paid DeAM, Inc. 0.40% of the Fund’s average daily net assets and High Income Plus Fund paid DeAM, Inc. 0.31% of the Fund’s average daily net assets. Effective June 1, 2006, for all services provided under the Investment Management Agreement, DWS High Income Plus Fund pays DIMA a fee of 0.50% on the first $1 billion in average daily net assets, which declines to a fee of 0.49% on average daily net assets in excess of $1 billion up to $2.5 billion, to 0.48% on average daily net assets in excess of $2.5 billion up to $5 billion, to 0.47% on average daily net assets in excess of $5 billion up to $10 billion, and to 0.46% on average daily net assets in excess of $10 billion. Effective July 1, 2006, for all services provided under the Investment Management Agreement, DWS Short Duration Fund pays DIMA a fee of 0.40% on the first $500 million in average daily net assets, which declines to a fee of 0.385% on average daily net assets in excess $500 million up to $1 billion, to 0.370% on average daily net assets in excess of $1 billion up to $2 billion and to 0.355% on average daily nets assets in excess of $2 billion. Effective June 1, 2006, for all services provided under the Investment Management Agreement, DWS Core Fixed Income Fund pays DIMA a fee of 0.40% on the first $1.5 billion in average daily net assets, which declines to a fee of 0.385% on average daily net assets in excess of $1.5 billion up to $3.25 billion, to 0.37% on average daily net assets in excess of $3.25 billion up to $5 billion, and to 0.355% on average daily net assets in excess of $5 billion.

DIMA provides assistance to the Board in valuing the securities and other instruments held by the Funds, to the extent reasonably required by valuation policies and procedures that may be adopted by the Funds. Pursuant to the Investment Management Agreement (unless otherwise provided in the agreement or as determined by the Board and to the extent permitted by applicable law), DIMA pays the compensation and expenses of all the Trustees, officers, and executive employees of the Funds, including the Funds’ share of payroll taxes, who are affiliated persons of DIMA.

The DIMA Agreement provides that the Funds are generally responsible for expenses that include: fees payable to the Advisor; outside legal, accounting or auditing expenses including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by the Funds, the Funds’ custodian, or other agents of the Funds; taxes and governmental fees; fees and expenses of the Funds’ accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any Funds’ security or other instruments of the Funds; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Funds’ business.

The DIMA Agreement allows the Advisor to delegate any of its duties under the Agreement to a sub-advisor, subject to a majority vote of the Board of Trustees, including a majority of the Board of Trustees who are not interested persons of the Trust, and, if required by applicable law, subject to a majority vote of each Fund’s shareholders.

In addition, the Board and shareholders approved a subadvisor approval policy for each Fund (the “Sub-advisor Approval Policy”). The Sub-advisor Approval Policy permits the Advisor, subject to the approval of the Board, including a majority of its independent board members, to appoint and replace sub-advisors and to amend sub-advisory contracts without obtaining shareholder approval. Under the Sub-advisor Approval Policy, the Board, including its independent board members, will continue to evaluate and approve all new sub-advisory contracts between the Advisor and any subadvisor, as well as all changes to any existing sub-advisory contract. Each Fund cannot implement the Sub-advisor Approval Policy without the SEC either adopting revisions to current rules (as it proposed to do in October 2003) or granting the Fund exemptive relief from existing rules. The Fund and the Advisor would be subject to certain conditions imposed by the SEC (and certain conditions that may be imposed in the future within either exemptive relief or a rule) to ensure that the interests of the Fund and its shareholders are adequately protected whenever the Advisor acts under the Sub-advisor Approval Policy, including any shareholder notice requirements.

The DIMA Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with matters to which the Agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the agreement. The DIMA Agreements may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of the Funds on 60 days’ written notice.

The Funds’ prospectuses contains disclosure as to the amount of the Advisor’s investment advisory and the Administrator’s administration and services fees, including waivers thereof. The Advisor and the Administrator may not recoup any of their waived investment advisory or administration and services fees.

DWS Core Fixed Income Fund

Through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the Fund’s total operating expenses at 0.74% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest proxy and organizational and offering expenses. Although there can be no assurances that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2007, the Advisor has committed to review the continuance of the waiver/expense reimbursement arrangements by September 30, 2007.

Effective October 1, 2006, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total operating expenses at 0.55% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses.

DWS Short Duration Fund

Through February 29, 2008, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total operating expenses at a ratio no higher than 0.72% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses.

Effective October 1, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the Fund’s total operating expenses at 0.72% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest proxy and organizational and offering expenses. Although there can be no assurances that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2007, the Advisor has committed to review the continuance of the waiver/expense reimbursement arrangements by September 30, 2007.

DWS High Income Plus Fund

Through May 15, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the Fund’s total operating expenses at 0.80% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest proxy and organizational and offering expenses.

For the period from November 10, 2004 to May 15, 2005, the Advisor agreed to a voluntary fee waiver of 0.25% of average daily net assets. For the period from May 16, 2005 to October 31, 2005, the Advisor agreed to a voluntary fee waiver of 0.17% of average daily net assets.

These contractual fee waivers may only be changed by a Fund’s Board of Trustees.

The following table sets forth the net advisory fees that each Fund paid (and amount waived, if applicable) the Advisor during the periods indicated:

	For the Fiscal Year Ended October 31,
	2006*	2005*	2004*	Amount Waived (2006)	Actual Fee Rate Paid (2006)

DWS Core Fixed Income Fund	$5,181,980	$4,582,151	$4,253,088	$37,874	0.40%
DWS Short Duration Fund	$382,572	$578,269	$806,575	$206,674	0.26%
DWS High Income Plus Fund	$1,303,892	$781,097	$1,581,094	$671,702	0.33%

*	Prior to June 1, 2006 for DWS Core Fixed Income Fund and July 1, 2006 for DWS Short Duration Fund and DWS High Income Plus Fund, these fees included an administrative service fee.

Subadvisor for DWS Core Fixed Income Fund and DWS Short Duration Fund

Aberdeen Asset Management PLC (“Aberdeen PLC”) acquired from Deutsche Bank AG, the parent company of DIMA, parts of its asset management business and related assets based in London and Philadelphia). As of December 2, 2005, and pursuant to a written contract (“Sub-Advisory Agreement”), Aberdeen Asset Management Inc. (“AAMI”), a direct wholly owned subsidiary of Aberdeen PLC, and a registered investment advisor under the Investment Advisers Act of 1940, as amended, became the subadvisor to the DWS Core Fixed Income Fund and DWS Short Duration Fund.

As the subadvisor, AAMI, under the supervision of the Board of Trustees and the Advisor, makes each Fund’s investment decisions, buys and sells securities for each Fund and conducts the research that leads to these purchase and sale decisions. AAMI is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Under the terms of the Sub-Advisory Agreement, AAMI agrees, subject to the supervision and control of the Advisor and the Board of Trustees, to manage the securities and assets of the Funds entrusted to it by the Advisor, in accordance with such Fund’s investment objective(s), policies and restrictions. As compensation for its services under the Sub-Advisory Agreement, AAMI will be paid an annual fee of 0.29% of average daily net assets of DWS Core Fixed Income Fund and 0.22% of average daily net assets of DWS Short Duration Fund, computed daily and paid monthly. AAMI is paid for its services by the Advisor, and not the Funds, from its fee as investment advisor to the Funds.

The Sub-Advisory Agreement will have an initial term of two years (unless sooner terminated) and will remain in effect from year to year thereafter if approved annually (i) by the Board or by the vote of a “majority of the outstanding voting securities” of the Funds, and (ii) by a majority of the Independent Board Members who are not parties to the agreement, cast in person at a meeting called for such purpose.

AAMI is obligated to pay all expenses (excluding brokerage costs, custodian fees, fees of independent registered public accounting firms or other expenses of the Funds to be borne by the Funds) in connection with the performance of its services. The Funds bear certain other expenses incurred in their operation. The services of AAMI are not deemed to be exclusive and nothing in the Sub-Advisory Agreement prevents AAMI or its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objective and policies are similar to those of the Funds) or from engaging in other activities.

Under the Sub-Advisory Agreement, AAMI will be liable (i) if it causes a Fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Prospectus or any written guidelines, policies or instructions provided in writing by the Board or the Advisor, and (ii) for its willful misfeasance, bad faith or gross negligence in the performance of its duties or its reckless disregard of its obligations and duties under the Sub-Advisory Agreement.

The Advisor may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

Compensation of Portfolio Managers

DWS High Income Plus Fund. The Fund has been advised that the Advisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) fixed base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and DWS Scudder’s and Deutsche Bank’s financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional’s seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual’s total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, the Advisor uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients’ risk and return objectives. When determining total compensation, the Advisor considers a number of quantitative and qualitative factors such as:

•	DWS Scudder performance and the performance of Deutsche Asset Management, quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager’s retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

•

Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Advisor assesses compliance, risk management and teamwork skills.

•

Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and "living the values" of the Advisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the Advisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of each Fund’s portfolio management team in each Fund as well as in all DWS Funds as a group (i.e. those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of each Fund’s most recent fiscal year end.

Name of Fund	Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned

DWS High Income Plus Fund	Gary Sullivan	$0	$10,001 - $50,000

DWS Core Fixed Income Fund	Gary W. Bartlett	$0	N/A
	Warren S. Davis, III	$0	N/A
	Thomas J. Flaherty	$0	N/A
	J. Christopher Gagnier	$0	N/A
	Daniel R. Taylor	$0	N/A
	Timothy C. Vile	$0	N/A
	William T. Lissenden	$0	N/A

DWS Short Duration Fund	Gary W. Bartlett	$0	N/A
	Warren S. Davis, III	$0	N/A
	Thomas J. Flaherty	$0	N/A
	J. Christopher Gagnier	$0	N/A
	Daniel R. Taylor	$0	N/A
	Timothy C. Vile	$0	N/A
	William T. Lissenden	$0	N/A

Conflicts of Interest

In addition to managing the assets of each Fund, each Fund’s portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for eachportfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of each Fund’s most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

Name of Fund	Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts

DWS High Income Plus Fund	Gary Sullivan	10	$6,993,860,303	0	$0

DWS Core Fixed Income Fund	Gary W. Bartlett	8	$2,749,957,348	0	$0
	Warren S. Davis, III	8	$2,749,957,348	0	$0
	Thomas J. Flaherty	8	$2,749,957,348	0	$0
	J. Christopher Gagnier	8	$2,749,957,348	0	$0
	Daniel R. Taylor	8	$2,749,957,348	0	$0
	Timothy C. Vile	8	$2,749,957,348	0	$0
	William T. Lissenden	8	$2,749,957,348	0	$0

DWS Short Duration Fund	Gary W. Bartlett	8	$4,057,240,481	0	$0
	Warren S. Davis, III	8	$4,057,240,481	0	$0
	Thomas J. Flaherty	8	$4,057,240,481	0	$0
	J. Christopher Gagnier	8	$4,057,240,481	0	$0
	Daniel R. Taylor	8	$4,057,240,481	0	$0
	Timothy C. Vile	8	$4,057,240,481	0	$0
	William T. Lissenden	8	$4,057,240,481	0	$0

Other Pooled Investment Vehicles Managed:

Name of Fund	Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts

DWS High Income Plus Fund	Gary Sullivan	0	$0	0	$0

DWS Core Fixed Income Fund	Gary W. Bartlett	12	$3,489,416,226	0	$0
	Warren S. Davis, III	12	$3,489,416,226	0	$0
	Thomas J. Flaherty	12	$3,489,416,226	0	$0
	J. Christopher Gagnier	12	$3,489,416,226	0	$0
	Daniel R. Taylor	12	$3,489,416,226	0	$0
	Timothy C. Vile	12	$3,489,416,226	0	$0
	William T. Lissenden	12	$3,489,416,226	0	$0

DWS Short Duration Fund	Gary W. Bartlett	12	$3,489,416,226	0	$0
	Warren S. Davis, III	12	$3,489,416,226	0	$0
	Thomas J. Flaherty	12	$3,489,416,226	0	$0
	J. Christopher Gagnier	12	$3,489,416,226	0	$0
	Daniel R. Taylor	12	$3,489,416,226	0	$0
	Timothy C. Vile	12	$3,489,416,226	0	$0
	William T. Lissenden	12	$3,489,416,226	0	$0

Other Accounts Managed:

Name of Fund	Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts

DWS High Income Plus Fund	Gary Sullivan	0	$0	0	$0

DWS Core Fixed Income Fund	Gary W. Bartlett	155	$19,043,904,953	1	$107,418,131
	Warren S. Davis, III	155	$19,043,904,953	1	$107,418,131
	Thomas J. Flaherty	155	$19,043,904,953	1	$107,418,131
	J. Christopher Gagnier	155	$19,043,904,953	1	$107,418,131
	Daniel R. Taylor	155	$19,043,904,953	1	$107,418,131
	Timothy C. Vile	155	$19,043,904,953	1	$107,418,131
	William T. Lissenden	155	$19,043,904,953	1	$107,418,131

DWS Short Duration Fund	Gary W. Bartlett	155	$19,043,904,953	1	$107,418,131
	Warren S. Davis, III	155	$19,043,904,953	1	$107,418,131
	Thomas J. Flaherty	155	$19,043,904,953	1	$107,418,131
	J. Christopher Gagnier	155	$19,043,904,953	1	$107,418,131
	Daniel R. Taylor	155	$19,043,904,953	1	$107,418,131
	Timothy C. Vile	155	$19,043,904,953	1	$107,418,131
	William T. Lissenden	155	$19,043,904,953	1	$107,418,131

Conflicts of Interest – DWS High Income Plus Fund

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•

Certain investments may be appropriate for each Fund and also for other clients advised by the Advisor, including other client accounts managed by each Fund’s portfolio management team. Investment decisions for each Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for each Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by each Fund. Purchase and sale orders for each Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to each Fund and the other clients.

•

To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

•

In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

•

The Advisor and its affiliates and the investment team of the Funds may manage other mutual funds and separate accounts on a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions(and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund’s Board.

Compensation of Portfolio Managers of Sub-Advised Portion of the Funds

Remuneration of Personnel

Aberdeen’s remuneration policy (“Policy”) is designed to reflect the importance of recruiting, retaining and motivating senior executives and portfolio managers of the caliber necessary to maintain and improve Aberdeen’s position in the asset management industry. The Policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives. The elements of the Policy as it relates to the Fund’s portfolio managers are as follows:

Basic salary. The salaries of all employees are reviewed annually and are determined by reference to external market research. Aberdeen’s Policy is to pay salaries which, when taken together with other benefits, will provide a remuneration package that is reasonable and competitive in the asset management industry. Aberdeen participates in compensation surveys which provide salary comparisons for a range of employees across Aberdeen. Aberdeen also considers information included in other publicly available research and survey results. Staff performance is reviewed formally once a year with mid-term reviews.

The review process looks at all of the ways in which an individual has contributed to the organization, and specifically, in the case of portfolio managers, to the investment team.

Annual bonus. The Policy is to recognize corporate and individual achievements each year through an appropriate annual bonus plan. The aggregate amount of a cash bonus available in any year is dependent on Aberdeen’s overall performance and profitability. Consideration will also be given to the levels of bonuses paid in the marketplace. Individual awards, payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by Aberdeen’s Remuneration Committee.

Portfolio managers’ bonuses are based on a combination of the investment team’s overall performance, the individual’s performance and the overall performance of Aberdeen. In calculating a portfolio manager’s bonus, Aberdeen takes into consideration the performance of funds managed by the team as well as more subjective issues that benefit Aberdeen. Portfolio manager performance on investment matters is judged over all funds to which the fund manager contributes. Performance is measured against appropriate market indices as well as peer universes over various time periods.

Deferred bonus. A deferred bonus plan exists and is designed to encourage the retention of certain key employees identified as critical to Aberdeen’s achievement of its long-term goals. Deferred bonuses may be in the form of deferred equity in Aberdeen PLC.

Retention and incentives for former Deutsche Asset Management employees. In addition to the Policy, appropriate retention and incentive arrangements have been put into place for certain employees of the former Deutsche Asset Management businesses, including in some cases participation in the Long Term Incentive Plan. The costs of these arrangements are being borne by both Deutsche Asset Management and Aberdeen.

Conflicts of Interest of Sub-Advised Portion of the Funds

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the funds. AAMI have in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•

Certain investments may be appropriate for a Fund and also for other clients advised by AAMI, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of AAMI may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for a Fund may differ from the results achieved for other clients of AAMI. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by AAMI to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of AAMI in the interest of achieving the most favorable net results to the Fund and the other clients.

•

To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

•

In some cases, an apparent conflict may arise where AAMI have an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, AAMI have in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

•

The Advisor and its affiliates and the investment team of the Funds may manage other mutual funds and separate accounts on a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions(and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Codes of Ethics

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Trust’s Code of Ethics permits access persons of the Funds to invest in securities for their own accounts, but requires compliance with the Code’s pre-clearance requirements, subject to certain exceptions. In addition, the Trust’s Code of Ethics provides for trading blackout periods that prohibit trading by personnel within periods of trading by the Funds in the same security. The Trust’s Code of Ethics prohibits short term trading profits, prohibits personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

The Funds’ advisor and its affiliates (including each Fund’s Distributor, DWS-SDI) have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act (“Consolidated Code”). The Consolidated Code permits access persons to trade in securities that may be purchased or held by the Funds for their own accounts, subject to compliance with the Consolidated Code’s pre-clearance and other requirements. Among other things, the Consolidated Code provides for trading “blackout periods” that prohibit trading by personnel within periods of trading by the Funds in the same security. The Consolidated Code also prohibits short-term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

Regulatory Matters

On September 28, 2006, the SEC and the National Association of Securities Dealers (“NASD”) announced final agreements in which the Advisor, Deutsche Asset Management, Inc. (“DAMI”) and Scudder Distributors, Inc. (“DWS-SDI”) (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds’ (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the funds’ Boards and to shareholders relating to DWS-SDI’s use of certain funds’ brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and DWS-SDI neither admitted nor denied any of the regulators’ findings, DIMA, DAMI, Inc. and DWS-SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DIMA, DAMI and DWS-SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the funds’ Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

For discussion of other regulatory matters see each Fund’s prospectuses.

FUND SERVICE PROVIDERS

Administrator. DIMA, located at 345 Park Avenue, New York, New York 10154, serves as the Trust’s administrator. The Funds recently entered into a new administrative services agreement with DIMA (the “Administrative Services Agreement”), pursuant to which DIMA provides most administrative services to the Funds including, among others, providing the Funds with personnel, preparing and making required filings on behalf of the Funds, maintaining books and records for the Funds, and monitoring the valuation of Fund securities. For all services provided under the Administrative Services Agreement, each Fund pays DIMA a fee of 0.100% of the Fund’s average daily net assets.

Under the Administrative Services Agreements, DIMA is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Funds reasonably deems necessary for the proper administration of the Funds. DIMA generally provides the Funds with personnel; arranges for the preparation and filing of the Funds’ tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to the Funds’ prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains the Funds’ records; provides the Funds with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Funds; assists in the resolution of accounting issues that may arise with respect to the Funds; establishes and monitors the Funds’ operating expense budgets; reviews and processes the Funds’ bills; assists in determining the amount of dividends and distributions available to be paid by the Funds; prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Advisor also performs certain fund accounting services under the Administrative Services Agreement. The Administrative Services Agreement provides that the Advisor will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

The fees paid by a Fund to the Advisor pursuant to the Administrative Services Agreement are reduced by the amount of any credits received from a Fund’s custodian for cash balances.

Pursuant to an agreement between the Administrator and SSB, the Administrator has delegated certain administrative functions to SSB. The costs and expenses of such delegations are borne by the Administrator, not by a Fund.

Pursuant to DeAM procedures approved by the Boards on behalf of the DWS funds, proof of claim forms are routinely filed on behalf of the DWS funds by a third party service provider, with certain limited exceptions. The Boards of the DWS funds receive periodic reports regarding the implementation of these procedures.

Prior to June 1, 2006, Deutsche Asset Management, Inc. (DAMI) served as administrator to each of the Funds. The following table sets forth the net administration fees that each Fund paid DAMI during the periods indicated:

	For the Fiscal Year Ended
	2005	2004

DWS Core Fixed Income Fund*	$1,376,226	$1,275,908
DWS Short Duration Fund**	$197,859	$241,972
DWS High Income Plus Fund***	$358,710	$327,306

*

For the period November 1, 2005 through May 31, 2006 the administrator service fee was $886,445. For the period June 1, 2006 through October 31, 2006, the Advisor received and administration fee of $568,624, of which $119,280 is unpaid.

**

For the period November 1, 2005 to June 30, 2006, the administrative service fee was $120,253. For the period July 1, 2006 through October 31, 2006, the Advisor received and administration fee of $47,519, of which $11,536 is unpaid.

***

For the period from November 1, 2005 through May 31, 2006, the administrative service fee was $354,027. For the period June 1, 2006 through October 31, 2006, the Advisor received and administration fee of $168,694, of which $35,360 is unpaid.

Distributor. DWS-SDI serves as the distributor of the Funds’ shares pursuant to the Distribution Agreement. The terms and conditions of the Distribution Agreement are exactly the same as the Distribution Agreement with ICC Distributors, Inc., the former distributor of the Funds. DWS-SDI enters into a Selling Group Agreement with certain broker-dealers (each a “Participating Dealer”). If a Participating Dealer previously had agreements in place with DWS-SDI and ICC Distributors, Inc., the DWS-SDI Agreement controls. If the Participating Dealer did not have an agreement with DWS-SDI, then the terms of the assigned ICC Distributors, Inc. agreement remain in effect. These Selling Group Agreements may be terminated by their terms or by the terms of the Distribution Agreement, as applicable. DWS-SDI is a wholly owned subsidiary of Deutsche Bank AG. The address for DWS-SDI is 222 South Riverside Plaza, Chicago, IL 60606.

The Trust, on behalf of each Fund, has entered into a distribution agreement (the “Distribution Agreement”) pursuant to which DWS-SDI, as agent, serves as principal underwriter for the continuous offering of shares of each Fund. The Distributor has agreed to use its best efforts to solicit orders for the purchase of shares of each Fund, although it is not obligated to sell any particular amount of shares. Certain classes of each Fund are not subject to sales loads or distribution fees. The Advisor, and not the Trust, is responsible for payment of any expenses or fees incurred in the marketing and distribution of shares of these particular classes of each Fund.

The Distribution Agreement will remain in effect for one year from its effective date and will continue in effect thereafter only if such continuance is specifically approved annually by the Trustees, including a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” of such parties. The Distribution Agreement was most recently approved on September 22, 2006 by a vote of the Trust’s Board of Trustees, including a majority of those Trustees who were not parties to the Distribution Agreement or “interested persons” of any such parties. The Distribution Agreement is terminable, as to a Fund, by vote of the Board of Trustees, or by the holders of a majority of the outstanding shares of the Fund, at any time without penalty on 60 days’ written notice to the Distributor. The Distributor may terminate the Distribution Agreement at any time without penalty on 60 days’ written notice to the Trust.

Custodian. State Street Bank and Trust Company (“SSB” or the “Custodian”), 225 Franklin Street, Boston, Massachusetts 02110, serves as the Trust’s custodian pursuant to a Custodian Agreement. Under its custody agreement with the Trust, the Custodian (i) maintains separate accounts in the name of a Fund, (ii) holds and transfers portfolio securities on account of a Fund, (iii) accepts receipts and makes disbursements of money on behalf of a Fund, (iv) collects and receives all income and other payments and distributions on account of a Fund’s portfolio securities and (v) makes periodic reports to the Trust’s Board of Trustees concerning a Fund’s operations. The Custodian is authorized to select one or more foreign or domestic banks or companies to serve as subcustodian on behalf of a Fund.

SSB has entered into agreements with foreign subcustodians approved by the Trustees pursuant to Rule 17f-5 under the 1940 Act. SSB uses Deutsche Bank AG, an affiliate of the Advisor, as subcustodian (“DB Subcustodian”) in certain countries. To the extent a Fund holds any securities in the countries in which SSB uses DB Subcustodian as a subcustodian, those securities will be held by DB Subcustodian as part of a larger omnibus account in the name of SSB (the “Omnibus Account”). For its services, DB Subcustodian receives (1) an annual fee based on a percentage of the average daily net assets of the Omnibus Account and (2) transaction charges with respect to transactions that occur within the Omnibus Account.

Transfer Agent. DWS Scudder Investments Service Company (the “Transfer Agent” or “DWS-SISC”), an affiliate of the Advisor and Administrator, is each Fund’s transfer and dividend disbursing agent pursuant to a transfer agency agreement (the “Transfer Agency Agreement”), under which the Transfer Agent (i) maintains record shareholder accounts, and (ii) makes periodic reports to the Trust’s Board of Trustees concerning the operations of each Fund. Prior to July 1, 2006, the Administrator paid transfer agency fees out of the administration fee.

For fiscal year ended October 31, 2006*, the amount charged by DWS-SISC to DWS Core Fixed Income Fund aggregated $4,672 (of which $4,672 was waived) for Class S shares.

For fiscal year ended October 31, 2006*, the amount charged by DWS-SISC to DWS Short Duration Fund aggregated $368 (of which $201 was waived) for Class S shares.

For fiscal year ended October 31, 2006*, the amount charged by DWS-SISC to DWS High Income Plus Fund aggregated $68,016 (of which $37,337 was waived) for Class S shares.

•	For the period July 1, 2006 through October 31, 2006.

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. (“DST”), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by DWS-SISC, not by the Fund.

Pursuant to an agreement between the Administrator, the Administrator has delegated certain administrative functions to SSB. The costs and expenses of such delegation are borne by the Administrator, not by the Funds.

Pursuant to DIMA procedures approved by the Board on behalf of the DWS funds, proof of claim forms are routinely filed on behalf of the DWS Funds by a third party service provider, with certain limited exceptions. The Boards of the DWS Funds receive periodic reports regarding the implementation of these procedures.

Legal Counsel

Willkie Farr & Gallagher, LLP 787 7th Avenue, New York, New York 10019, serves as counsel to the Trust and the Fund. Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110-2624, serves as counsel to the Independent Trustees to the Trust.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP have been selected as the Independent Registered Public Accounting Firm for the Trust and the Fund.

PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those funds for which a sub-investment advisor manages the fund’s investments, references in this section to the “Advisor” should be read to mean the Sub-Advisor, except as noted below.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Funds is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on U.S. securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Funds to their customers. However, the Advisor does not consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for a Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services provided. The Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with the Advisor’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor’s staff. Research and brokerage services received from a broker-dealer may be useful to the Advisor in providing services to clients other than the Fund making the trade, and not all such information is used by the Advisor in connection with such Fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to a Fund.

Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

The Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or hardware used by the Advisor to facilitate trading activity with those broker-dealers.

Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. Currently, it is the Advisor’s policy that Sub-Advisors may not execute portfolio transactions on behalf of the Funds to obtain third party research and brokerage services. The Advisor may, in the future, change this policy. Regardless, certain Sub-Advisors may, as matter of internal policy, limit or preclude third party research and brokerage services.

DIMA will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

Investment decisions for each Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Fund.

DIMA and its affiliates and the Funds’ management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

DIMA has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. DIMA and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche Bank AG or one of its affiliates (or in the case of a Sub-Advisor, the Sub-Advisor or one of its affiliates) may act as a broker for the Funds and receive brokerage commissions or other transaction-related compensation from the Funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Funds’ Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Funds a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

For the fiscal years October 31, 2004 and October 31, 2005, the Trust, which includes the Funds, paid $3,069,000 and $4,158,000. For the fiscal year ended October 31, 2006, the Trust, which includes the Funds, paid $0, $0 and $1,933 for DWS Core Fixed Income Fund, DWS Short Duration Fund and DWS High Income Plus Fund, respectively, in brokerage commissions.

Each Fund did not pay any affiliated brokerage commissions for its most recent fiscal year end.

Securities of Regular Broker-Dealers. Each Fund is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of October 31, 2006 DWS High Income Plus Fund did not hold any securities of their regular brokers or dealers.

Portfolio Turnover

A Fund’s portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. A Fund may sell securities held for a short time in order to take advantage of what the Advisor believes to be temporary disparities in normal yield relationships between securities. A high rate of portfolio turnover (i.e., 100% or higher) will result in correspondingly higher transaction costs to a Fund. A high rate of portfolio turnover will also increase the likelihood of net short-term capital gains (distributions of which are taxable to shareholders as ordinary income).

The following table sets forth the portfolio turnover rates for each Fund during the periods indicated:

	For the Fiscal Year Ended
	2006	2005

DWS Core Fixed Income Fund	166%	162%

DWS Short Duration Fund	198%	161%

DWS High Income Plus Fund	100%	109%

PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the fund’s agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.

A distribution will be reinvested in shares of the same fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the fund next determined after receipt in good order by DWS-SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS-SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day (“trade date”).

Certificates. Share certificates will not be issued. Share certificates now in a shareholder’s possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder’s account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Additional Minimum Balance Policies. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gifts to Minor Act and Uniform Transfers to Minor Act accounts, the minimum balances are $1,000 for Class S. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $50/month is established. Scudder group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

Reductions in value that result solely from market activity will not trigger involuntary redemption. Shareholders with a combined household account balance in any of the DWS Funds of $100,000 or more, as well as group retirement and certain other accounts will not be subject to automatic redemption.

Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA) with balances below $100 are subject to automatic redemption following 60 days’ written notice to applicable shareholders.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund’s shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold a Fund’s shares in nominee or street name as agent for and on behalf of their customers. In such instances, a Fund’s transfer agent, DWS-SISC will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from a Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DWS-SDI, may receive compensation from a Fund through the Shareholder Service Agent for these services.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. A Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder’s bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and DWS-SDI can establish investor accounts in any of the following types of retirement plans:

•

Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE”), Simplified Employee Pension Plan (“SEP”) IRA accounts and prototype documents.

•	403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.
•	Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Share Pricing. Purchases will be filled at the net asset value per share next computed after receipt of the application in good order. The net asset value of shares of each Fund is calculated at 4:00 p.m. Eastern time or the close of business on each day the New York Stock Exchange (the “Exchange”) is open for trading. Orders received after the close of regular trading on the Exchange will be executed at the next business day’s net asset value. If the order has been placed by a member of the NASD, other than the Distributor, it is the responsibility of the member broker, rather than the fund, to forward the purchase order to (the “transfer agent”) in Kansas City by the close of regular trading on the Exchange.

Dividend Payment Option. Investors may have dividends and distributions automatically deposited to their predesignated bank account through a DWS Dividend Payment Option request form. Shareholders who predesignated checking account of record is with a member bank of Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after a Fund pays its distribution. A Dividend Payment Option request form can be obtained by visiting our Web site at www.dws-scudder.com or calling 1-800-728-3337. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

Purchases

Each Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, a Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see “Policies You Should Know About” in a Fund’s Prospectus.

Each Fund may waive the minimum for purchases by trustees, directors, officers or employees of a Fund or the Advisor and its affiliates.

Automatic Investment Plan. A shareholder may purchase shares of a Fund through an automatic investment program. With the Direct Deposit Purchase Plan (“Direct Deposit”), investments are made automatically (minimum $50 and maximum $250,000 for both initial and subsequent investments) from the shareholder’s account at a bank, savings and loan or credit union into the shareholder’s Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder’s Plan in the event that any item is unpaid by the shareholder’s financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder’s net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder’s employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Expedited Purchase Procedures for Existing Shareholders. Shareholders of other DWS funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire by calling 1-800-728-3337 for instructions. The investor must send a duly completed and signed application to the fund promptly. A subsequent purchase order for $10,000 or more that is not greater than four times an account value may be placed by telephone, fax, etc. by established shareholders (except by DWS

Scudder Individual Retirement Account (IRA), DWS Scudder Horizon Plan, DWS Scudder Profit Sharing and Money Purchase Pension Plans, DWS Scudder 401(k) and DWS Scudder 403(b) Plan holders), members of the NASD, and banks.

Eligible Class S Investors.

A.

The following investors may purchase Class S shares of DWS Funds either (i) directly from DWS-SDI, the Fund’s principal underwriter; or (ii) through an intermediary relationship with a financial services firm established with respect to the DWS Funds as of December 31, 2004. Investors may not otherwise purchase Class S shares through a broker-dealer, registered investment advisor or other financial services firm.

1.	Existing shareholders of Class S shares of any DWS Fund as of December 31, 2004, and household members residing at the same address.
2.	Shareholders who own Class S shares continuously since December 31, 2004 and household members residing at the same address may open new accounts for Class S shares of any DWS Fund.
3.

Any participant who owns Class S shares of any DWS Fund through an employee sponsored retirement, employee stock, bonus, pension or profit sharing plan continuously since December 31, 2004 may open a new individual account for Class S shares of any DWS Fund.

4.

Any participant who owns Class S shares of any DWS Fund through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares. This applies to individuals who begin their retirement plan investments with a DWS Fund at any time, including after December 31, 2004.

5.	Existing shareholders of Class AARP shares of any DWS Fund as of July 17, 2006, and household members residing at the same address.
6.	Officers, Fund Trustees and Directors, and full-time employees and their family members, of the Advisor and its affiliates.
7.

Class S shares are available to any accounts managed by the Advisor, any advisory products offered by the Advisor or DWS-SDI and to the Portfolios of DWS Allocation Series or other fund of funds managed by the Advisor or its affiliates.

8.	Shareholders of Class S of Emerging Markets Equity Fund who became shareholders of the fund in connection with the fund’s acquisition of Scudder New Asia Fund, Inc. on April 17, 2006.
9.	Existing shareholders of Class M of any DWS Fund as of August 18, 2006, and household members residing at the same address.
10.	Shareholders of Investment Class of any DWS Fund who became shareholders of Class S shares of the Fund with the renaming or conversion of Investment Class to Class S on October 23, 2006.
B.	The following additional investors may purchase Class S shares of DWS Funds.
1.	Broker-dealers and registered investment advisors (“RIAs”) may purchase Class S shares in connection with a comprehensive or “wrap” fee program or other fee based program.
2.	Any group retirement, employee stock, bonus, pension or profit-sharing plans.

DWS-SDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.

Clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and members of their immediate families, members of the NASD and banks may, if they prefer, subscribe initially for at least $2,500 for Class S` through DIMA Investor Services, Inc. by letter, fax, or telephone.

Revenue Sharing. In light of recent regulatory developments, the investment advisor (the “Advisor”), DWS Scudder Distributors, Inc. (the “Distributor”) and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (“financial advisors”) in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares (“revenue sharing”).

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the Fund, to financial advisors in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency fees payable by the Fund (generally by reimbursement to the Distributor or an affiliate) to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the NASD or other concessions described in the fee table or elsewhere in the prospectus or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for administrative, sub-accounting or shareholder processing services and/or for providing a fund with “shelf space” or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of the Fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Distributor access to the financial advisor’s sales force; granting the Distributor access to the financial advisor’s conferences and meetings; assistance in training and educating the financial advisor’s personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of the Fund serviced and maintained by the financial advisor, .05% to .40% of sales of the Fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor’s recommendation of this Fund or of any particular share class of the Fund. You should review your financial advisor’s compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor’s recommendation of this Fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the “Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, the Funds have been advised that the Advisor, the Distributor and their affiliates have advised each Fund that they expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors

A G Edwards & Sons Inc.

AIG Advisors Group

Cadaret, Grant & Co. Inc.

Brown Brothers Harriman

Capital Analyst, Incorporated

Citicorp Investment Services

Citigroup Global Markets, Inc. (dba Smith Barney)

Commonwealth Equity Services, LLP (dba Commonwealth Financial Network)

HD Vest Investment Securities, Inc.

ING Group

LaSalle Financial Services, Inc.

Linsco/Private Ledger Corp.

McDonald Investments Inc.

Merrill Lynch, Pierce, Fenner & Smith Inc.

Morgan Stanley

Oppenheimer & Co., Inc.

Pacific Select Distributors Group

The Principal Financial Group

Prudential Investments

Raymond James & Associates

Raymond James Financial Services

RBC Dain Rauscher, Inc

Securities America, Inc.

UBS Financial Services

Wachovia Securities

Wells Fargo Investments, LLC

Channel: Fund Supermarket Platforms

ADP Clearing

Charles Schwab & Co., Inc.

E*Trade

Fidelity Investments

First Trust

National Financial

National Investor Services Corporation

Pershing LLC

USAA Investment Management

Channel: Defined Contribution Investment Only Platforms

401K Investment Services

ACS / Buck Consultants

ADP, Inc.

Alliance Benefit Group Financial Services Corp.

American Express Financial Advisors, Inc.

AMG Service Corp. / Lincoln Retirement Services Company, LLC

AST Trust Company

Benefit Administration

BISYS

Ceridian Retirement Plan Services

Charles Schwab & Co., Inc.

Charles Schwab Trust Company

City National Bank

Citistreet

C.N.A. Trust

Compusys/ERISA Group Inc.

Copeland Companies

CPI Qualified Plans Daily Access.Com Inc.

Digital Retirement Solutions

Edgewood Services

Expert Plan Inc.

Federated Securities Corp.

Fidelity Institutional Retirement Services Company

Fisserv

Franklin Templeton Defined Contribution

GoldK

Great West Life and Annuity / BenefitsCorp Equities Inc.

Hand Securities

Hartford Life Insurance Company

Hewitt Assoc. LLC

INGAetna Trust Company

Invesmart

JPMorgan Retirement Plan Services LLC

John Hancock

Lincoln National Life

Marsh Insurance & Investment Company

Marshall & Ilsley Trust Company

Maryland Supplemental Retirement Plan

Matrix Settlement & Clearance

Mercer HR Services

Merrill Lynch, Pierce, Fenner & Smith Inc.

Met Life

MFS

Mid Atlantic Capital Corporation

Nationwide Trust Company

Nationwide Financial

Neuberger Berman

New York Life Investment Management Service Company

Nyhart/Alliance Benefit Group Indiana

PFPC, Inc.

Plan Administrators, Inc.

PNC Bank N.A.

Principal Life Insurance Company

Prudential Investments

Reliance Trust Company

Resource Trust (IMS)

Retirement Financial Services

State Street Bank and Trust Company

SunGard Investment Products Inc.

The Princeton Retirement Group, Inc.

T. Rowe Price

Union Bank of California

UMB Bank

Valic/Virsco Retirement Services Co

Vanguard Group

Wachovia Bank (First Union National Bank)

Wells Fargo

Wilmington Trust

Channel: Cash Product Platform

ADP Clearing & Outsourcing

Allegheny Investments LTD

Bank of New York (Hare & Co.)

Bear Stearns

Brown Investment Advisory & Trust Company

Brown Brothers Harriman

Cadaret Grant & Co.

Chase Manhattan Bank

Chicago Mercantile Exchange

Citibank, N.A.

D.A. Davidson & Company

DB Alex Brown/Pershing

DB Securities

Deutsche Bank Trust Company Americas

Emmett A. Larkin Company

Fiduciary Trust Co. – International

Huntleigh Securities

Lincoln Investment Planning

Linsco Private Ledger Financial Services

Mellon Bank

Nesbitt Burns Corp.

Penson Financial Services

Pershing Choice Platform

Profunds Distributors, Inc.

SAMCO Capital Markets (Fund Services, Inc.)

Saturn & Co. (Investors Bank & Trust Company)

Smith Moore & Company

Sungard Financial

Turtle & Co. (State Street)

UBS

US Bank

William Blair & Company

Channel: Third Party Insurance Platforms

Allmerica Financial Life Insurance Company

Allstate Life Insurance Company of New York

Ameritas Life Insurance Group

American General Life Insurance Company

Annuity Investors Life Insurance Company

Columbus Life Insurance Company

Companion Life Insurance Company

Connecticut General Life Insurance Company

Farmers New World Life Insurance Company

Fidelity Security Life Insurance Company

First Allmerica Financial Life Insurance Company

First Great-West Life and Annuity Insurance Company

First MetLife Investors Insurance Company

Genworth Life Insurance Company of New York

Genworth Life and Annuity Insurance Company

Great West Life and Annuity Insurance Company

Hartford Life Insurance Company

Hartford Life and Annuity Insurance Company

ICMG Registered Variable Life

John Hancock Life Insurance Company of New York

John Hancock Life Insurance Company (U.S.A.)

Kemper Investors Life Insurance Company

Lincoln Benefit Life Insurance Company

Lincoln Life & Annuity Company of New York

Lincoln National Life Insurance Company

Massachusetts Mutual Life Insurance Company

MetLife Group

Minnesota Life Insurance Company

Mutual of America Life Insurance Company

National Life Insurance Company

Nationwide Financial Services Inc.

Nationwide Life and Annuity Company of America

Nationwide Life Insurance Company of America

New York Life Insurance and Annuity Corporation

Phoenix Life Insurance Company

Protective Life Insurance

Prudential Insurance Company of America

Sun Life Assurance Company of Canada (U.S.)

Sun Life Assurance and Annuity Company of New York

Symetra Life Insurance Company

Transamerica Life Insurance Company

Union Central Life Insurance Company

United of Omaha Life Insurance Company

United Investors Life Insurance Company

Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS Funds or a particular DWS Fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that a Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor’s disclosures.

It is likely that broker-dealers that execute portfolio transactions for the Fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

Redemptions

Redemption fee. Each Fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value) on all Fund shares redeemed or exchanged within 15 days (30 days in the case of DWS High Income Plus Fund) of buying them (either by purchase or exchange). The redemption fee is paid directly to the Fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last. The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the Fund. For this reason, the Fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the Fund. However, due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund’s.

General

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a Fund’s agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

In addition, each fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of a fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DWS-SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the Prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders, provided the trustee, executor or guardian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder’s account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. A Fund is not responsible for the efficiency of the federal wire system or the account holder’s financial services firm or bank. The account holder is responsible for any charges imposed by the account holder’s firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to a Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. An owner of $5,000 or more of a class of a Fund’s shares at the offering price may provide for the payment from the owner’s account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. Shares are redeemed so that the payee should receive payment approximately on the first of the month. Investors using this Plan must reinvest fund distributions.

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan (the “Plan”) to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Any such requests must be received by the Fund’s transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all shares of the Fund under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

In-kind Redemptions. Each Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in securities. These securities will be chosen by the fund and valued as they are for purposes of computing a Fund’s net asset value. A redeeming shareholder who receives such securities will be subject to federal income tax in the same manner as if a cash distribution had been received. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS Funds, subject to the provisions below.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Certain series of DWS Target Fund are available on exchange only during the offering period for such series as described in the applicable prospectus. Tax Free Money Fund — Investment Class, NY Tax-Free Money Fund —Investment Class, Treasury Money Fund —Investment Class, Money Market Fund — Investment Class, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund — Institutional Class, Cash Reserve Fund, Inc. Prime Series, Cash Reserve Fund, Inc. Treasury Series, Tax-Exempt California Money Market Fund, Cash Account Trust and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DWS-SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder’s state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California.

Shareholders must obtain prospectuses of the funds they are exchanging into from dealers, other firms or DWS-SDI. Exchanges are taxable transactions for federal income tax purposes.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a DWS fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such DWS fund. Exchanges will be made automatically until the shareholder or the fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Purchases In-Kind

Each Fund may, at its own option, accept securities in payment for shares. The securities delivered in payment for shares are valued by the method described under “Net Asset Value” as of the day a Fund receives the securities. This may be a taxable transaction to the shareholder. (Consult your tax advisor for tax guidance.) Securities may be accepted in payment for shares only if they are, in the judgment of the Advisor, appropriate investments for a Fund. In addition, securities accepted in payment for shares must: (1) meet the investment objective and policies of the acquiring Fund; (ii) be acquired by the Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of the market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange or over-the-counter market or by readily available market quotations from a dealer in such securities. Each Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

Each Fund reserves the right to redeem all of its shares, if the Fund’s Board of Trustees votes to liquidate and terminate the Fund.

DIVIDENDS

Each Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. Each Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, a Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If a Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, a Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

Each Fund intends to distribute dividends from its net investment income, excluding short-term capital gains annually in December. Distributions of net capital gains realized during each fiscal year will be made annually before the end of a Fund’s fiscal year on October. Additional distributions, including distributions of net short-term capital gains in excess of net long-term capital losses, may be made, if necessary. Each Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in December to prevent application of a federal excise tax, although an additional distribution may be made, if necessary.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by a Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

Income and capital gain dividends, if any, of a Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1.	To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or
2.	To receive income and capital gain dividends in cash.

Dividends will be reinvested in shares of the same class of a Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other DWS Funds with multiple classes of shares or DWS funds as provided in the prospectus. To use this privilege of investing dividends of a Fund in shares of another DWS fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. Each Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the same Fund and class unless the shareholder requests in writing that a check be issued for that particular distribution.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder’s account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year each Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

Each Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.

TAXES

The following is a summary of certain material US federal income tax considerations regarding the purchase, ownership and disposition of shares in the Funds. It is not intended as a complete discussion of all of the potential federal income tax consequences that may be applicable to the Funds or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his own tax advisor with respect to the specific federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this SAI, which are subject to change, possibly with retroactive effect.

Taxation of the Funds and Their Investments

Each Fund will be treated as a separate taxpayer for US federal income tax purposes. Each Fund intends to continue to qualify to be treated as a regulated investment company under the Code each taxable year. To so qualify, each Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. For example, each Fund must derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e ., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derives 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income). Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, US government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than US government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships. Under the minimum distribution requirement, each Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year.

Fund investments in partnerships, including in qualified publicly traded partnerships, may result in a Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, each Fund will not be subject to US federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. A Fund will be subject to income tax at regular corporate rates on any taxable income or gain that it doe not distribute. The Funds intend to distribute to their shareholders, at least annually, substantially all of their investment company taxable income and net capital gains, and therefore do not anticipate incurring federal income tax liability.

The Code imposes a 4% nondeductible excise tax on a Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under distribution or overdistribution, as the case may be, from the previous year. The Trust anticipates that the Funds will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, a Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would constitute dividends that are taxable to shareholders as dividend income, even though those distributions might otherwise (at least in part) have been treated in the shareholders’ hands as long-term capital gains. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

A Fund’s investment in so-called “OID bonds” and “market discount bonds” will be subject to special tax rules. An OID bond is a security that is issued at a discount from its face value (e.g., zero coupon securities). A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it also an OID bond). If a Fund invests in an OID bond it will be required to accrue in income each year for federal income tax purpose a portion of the difference between the issue price and the face value of the OID bond (the “original issue discount” or “OID”), even though the Fund will not receive corresponding cash interest payments with respect to such OID bond. This original issue discount is imputed income that will comprise a part of the Fund’s investment company taxable income, which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the Fund level. If a

Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Fund elects to include the market discount in income as it accrues.

A Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

A Fund’s investment in so called “section 1256 contracts,” such as regulated futures contracts, most forward currency contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

Every shareholder of a Fund will receive, if appropriate, various written notices after the close of the Fund’s prior taxable year as to the federal income status of his or her dividends and distributions which were received from the Fund during the Fund’s prior taxable year. Shareholders should consult their tax advisors as to any state and local taxes that may apply to these dividends and distributions.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain.

In general, gain or loss on a short sale is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by the Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than a year. In general, the Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Foreign Investments. Income (including, in some cases, capital gains) from investments in foreign stocks or securities may be subject to foreign taxes, including withholding and other taxes imposed by foreign jurisdictions. Tax conventions between certain countries and the US may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of each Fund’s assets to be invested in various countries will vary.

If a Fund is liable for foreign taxes, and if more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stocks or securities of foreign corporations (including foreign governments), such Fund may make an election pursuant to which certain foreign taxes paid by the Fund would be treated as having been paid directly by shareholders of the Fund. Pursuant to such election, the amount of foreign taxes paid will be included in the income of each Fund’s shareholders, and such Fund’s shareholders (except tax-exempt shareholders) may, subject to certain limitations, claim either a credit or deduction for the taxes. Each such Fund’s shareholder will be notified after the close of each Fund’s taxable year whether the foreign taxes paid will “pass through” for that year and, if so, such notification will designate (a) the shareholder’s portion of the foreign taxes paid to each such country and (b) the amount which represents income derived from sources within each such country.

The amount of foreign taxes that a shareholder may claim as a credit in any year will generally be subject to a separate limitation for “passive income,” which includes, among other items of income, dividends, interest and certain foreign currency gains. Because capital gains realized by a Fund on the sale of foreign securities will be treated as US source income, the available credit of foreign taxes paid with respect to such gains may be restricted by this limitation.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

Investment in Passive Foreign Investment Companies. If a Fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), it may be subject to US federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If a Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, a Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by a Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

Each Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Taxation of US Shareholders

Dividends and Distributions

Each Fund intends to distribute substantially all of its net income and capital gains, if any, to shareholders each year. Unless a shareholder instructs the Trust to pay such dividends and distributions in cash, they will be automatically reinvested in additional shares of the Fund. Dividends and distributions received by a retirement plan qualifying for tax-exempt treatment under the Code will not be subject to US federal income tax. Each Fund’s dividends and capital gain distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. Distributions declared to shareholders of record in October, November or December and paid in January are taxable on December 31.

If a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for US federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their US federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for US federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

Distributions of net realized long-term capital gains, if any, that the Funds designate as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Funds. All other dividends of the Funds (including dividends from short-term capital gains) from current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income.

Special rules apply to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by a Fund to an individual in a particular taxable year if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the fund; or (ii) the portion of the regular dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by a Fund from US corporations and qualifying foreign corporations, provided that the fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax-exempt corporations. Also, dividends received by the Fund from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income.

The Funds do not expect that a significant portion of their respective dividends will be eligible for treatment as qualified dividend income.

We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

If an individual receives a dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the “extraordinary dividend” was paid, then the loss will be long-term capital loss to the extent of such “extraordinary dividend.” An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than or equal to 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for US federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by a Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings. and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sale of Shares

Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

The sale or other disposition of shares of a Fund by a retirement plan qualifying for tax-exempt treatment under the Code will not be subject to US federal income tax.

Because the tax treatment also depends on your purchase price and your personal tax position, you should keep your regular account statements to use in determining your tax.

Backup Withholding

A Fund may be required to withhold US federal income tax on taxable distributions and redemption proceeds payable to shareholders who fail to provide each Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s US federal income tax liability.

Other Taxation

The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any of the Funds is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

Each Fund’s shareholders may be subject to state and local taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-US Shareholders

Dividends paid by a Fund to non-US shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-US shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-US shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-US shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular US income tax as if the non-US shareholder were a US shareholder. A non-US corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-US shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-US shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Fund.

For taxable years beginning before January 1, 2008, properly-designated dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of a Fund’s “qualified net interest income” (generally, the Fund’s US source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, a Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-US shareholder will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-US shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Foreign shareholders of the Funds must treat a distribution attributable to a Fund’s sale of a real estate investment trust or other U.S. real property holding company as real property gain if 50% or more of the value of a Fund’s assets are invested in real estate investment trusts and other U.S. real property holding corporations and if the foreign shareholder has held more than 5% of a class of stock at any time during the one-year period ending on the date of the distribution. After December 31, 2007, a distribution from a Fund will be treated as attributable to a U.S. real property interest only if such distribution is attributable to a distribution received by the mutual fund from a real estate investment trust. Restrictions apply regarding wash sales and substitute payment transactions.

The foregoing is only a summary of certain material US federal income tax consequences affecting the Funds and their shareholders. Current and prospective shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

NET ASSET VALUE

The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day the Exchange is open for trading (the “Value Time”). The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security’s primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the “Calculated Mean”) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the mean of the most recent bid and asked quotations or evaluated price obtained from a broker-dealer. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean.

If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

If market quotations for Fund assets are not readily available or the value of a Fund asset as determined in accordance with Board approved procedures does not represent the fair market value of the Fund asset, the value of the Fund asset is taken to be an amount which, in the opinion of the Fund’s Pricing Committee (or, in some cases, the Board’s Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund’s Board and overseen primarily by the Fund’s Pricing Committee.

TRUSTEES AND OFFICERS

The following table presents certain information regarding the Board Members of the Trust. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member that is not an “interested persons” (as defined in the 1940 Act) of the Trust or the Advisor (each, an “Independent Board Member”), is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the DWS fund complex.

Independent Board Members

Name, Year of Birth, Position with the Trust and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in DWS Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004 Board Member since 2006	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization); Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	87

Henry P. Becton, Jr. (1943) Board Member since 2006	President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company(1) (medical technology company); Belo Corporation(1) (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	85
Keith R. Fox (1954) Board Member since 2006	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising). Former Directorships: The Kennel Shop (retailer)	87
Kenneth C. Froewiss (1945) Board Member since 2006	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	87
Martin J. Gruber (1937) Board Member since 1999	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), National Bureau of Economic Research (since January 2006). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	87
Richard J. Herring (1946) Board Member since 1999	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	87
Graham E. Jones (1933) Board Member since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	87
Rebecca W. Rimel (1951) Board Member since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present); Director, Viasys Health Care(1) (since January 2007). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)	87
Philip Saunders, Jr. (1935) Board Member since 1986	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	87

William N. Searcy, Jr. (1946) Board Member since 2002	Private investor since October 2003; Trustee of 8 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation(1) (telecommunications) (November 1989-September 2003)	87
Jean Gleason Stromberg (1943) Board Member since 2006	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	87
Carl W. Vogt (1936) Board Member since 2006

Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak) Waste Management, Inc. (solid waste disposal); formerly, Chairman and Member, National Transportation Safety Board

		85

Interested Board Member

Name, Year of Birth, Position with the Trust and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in DWS Fund Complex Overseen
Axel Schwarzer(2) (1958) Board Member since 2006	Managing Director(4), Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	86

Officers(3)

Name, Year of Birth, Position with the Trust and Length of Time Served	Business Experience and Directorships During the Past 5 Years
Michael G. Clark(5) (1965) President, 2006-present

Managing Director(4), Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette(6) (1962) Vice President and Secretary, 2003-present	Director(4), Deutsche Asset Management

Paul H. Schubert(5) (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director(4), Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis(5) (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger(5) (1962) Assistant Secretary, 2005-present	Director(4), Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson(6) (1962) Assistant Secretary, 2002-present	Managing Director(4), Deutsche Asset Management
Paul Antosca(6) (1957) Assistant Treasurer, 2007-present	Director(4), Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990 – 2006)
Kathleen Sullivan D’Eramo(6) (1957) Assistant Treasurer, 2003-present	Director(4), Deutsche Asset Management
Jason Vazquez(5) (1972) Anti-Money Laundering Compliance Officer, 2007-present

Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby(5) (1962) Chief Compliance Officer, 2006-present

Managing Director(4), Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson(5) (1951) Chief Legal Officer, 2006 - present

Director(4), Deutsche Asset Management (2006 - present); formerly, Director, Senior Vice President, General Counsel, and Assistant Secretary, Hansberger Global Investors, Inc. (1996 – 2006); Director, National Society of Compliance Professionals (2002 - 2005)(2006 - 2009)

(1)	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

(2)

The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.

(3)

As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

(4)	Executive title, not a board directorship.

(5)	Address: 345 Park Avenue, New York, New York 10154.

(6)	Address: Two International Place, Boston, Massachusetts 02110.

Each Officer also holds similar positions for other investment companies for which DIMA or an affiliate serves as the advisor.

Officer’s Role with Principal Underwriter: DWS Scudder Distributors, Inc.

Paul H. Schubert:	Vice President
Caroline Pearson:	Secretary

Information Concerning Committees and Meetings of Board Members

The Board of the Trust met ten (10) times during the calendar year ended December 31, 2006 and each Board Member attended at least 80% of the meetings of the Board and meetings of the committees of the Board on which such Board Member served.

Board Committees. Ms. Driscoll has served as Chair of the Board of the Funds since May.

The Board has established the following standing committees: Audit Committee, Nominating/Corporate Governance Committee, Valuation Committee, Equity Oversight Committee, Fixed Income Oversight Committee, Marketing/Distribution/Shareholder Service Committee, Legal/Regulatory/Compliance Committee and Expense/Operations Committee.

The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the applicable Fund. It also makes recommendations regarding the selection of an independent registered public accounting firm for a Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to a Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are Keith R. Fox (Chair and Audit Committee Financial Expert), Kenneth C. Froewiss, Richard J. Herring, Graham E. Jones, Philip Saunders, Jr., William N. Searcy, Jr. and Jean Gleason Stromberg. The Audit Committee held eight (8) meetings during the calendar year 2006.

The Nominating/Corporate Governance Committee (i) recommends to the Board candidates to serve as Board Members and (ii) oversees and, as appropriate, makes recommendations to the Board regarding other fund governance-related matters, including but not limited to Board compensation practices, retirement policies, self-evaluations of effectiveness, review of possible conflicts of interest and independence issues involving Board Members, allocations of assignments and functions of committees of the Board, and share ownership policies. The members of the Nominating/Corporate Governance Committee are Henry P. Becton, Jr. (Chair), Graham E. Jones, Rebecca W. Rimel and Jean Gleason Stromberg. The Nominating/Corporate Governance Committee (previously known as the Committee on Independent Directors) held three (3) meetings during the calendar year 2006.

The Valuation Committee oversees Fund valuation matters, reviews valuation procedures adopted by the Board, determines the fair value of the Fund’s securities as needed in accordance with the valuation procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary or appropriate. The members of the Valuation Committee are Keith R. Fox, Kenneth C. Froewiss, Martin J. Gruber, Richard J. Herring and Philip Saunders, Jr. (Chair). The Valuation Committee held six (6) meetings during the calendar year 2006.

The Board has established two Investment Oversight Committees, one focusing on Funds primarily investing in equity securities (the “Equity Oversight Committee”) and one focusing on Funds primarily investing in fixed income securities (the “Fixed Income Oversight Committee”). These Committees meet regularly with Fund portfolio managers and other investment personnel to review the relevant Funds’ investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr., Martin J. Gruber (Chair), Richard J. Herring, Rebecca W. Rimel, Philip Saunders, Jr. and Carl W. Vogt. The members of the Fixed Income

Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Graham E. Jones, William N. Searcy, Jr. (Chair) and Jean Gleason Stromberg. Each Investment Oversight Committee held six (6) meetings during the calendar year 2006.

The Marketing/Distribution/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Funds and their shareholders. The members of the Marketing/Distribution/Shareholder Service Committee are Martin J. Gruber, Richard J. Herring (Chair), Rebecca W. Rimel, Jean Gleason Stromberg and Carl W. Vogt. The Marketing/Distribution/Shareholder Service Committee held six (6) meetings during the calendar year 2006.

The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Funds, including the handling of pending or threatened litigation or regulatory action involving the Funds, (ii) general compliance matters relating to the Funds and (iii) proxy voting. The members of the Legal/Regulatory/Compliance Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Rebecca W. Rimel, William N. Searcy, Jr., Jean Gleason Stromberg and Carl W. Vogt (Chair). The Legal/Regulatory/Compliance Committee held six (6) meetings during the calendar year 2006.

The Expense/Operations Committee (i) monitors the Fund’s total operating expense levels, (ii) oversees the provision of administrative services to the Fund, including the Fund's custody, fund accounting and insurance arrangements, and (iii) reviews the Fund's investment advisers’ brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Graham E. Jones (Chair), Philip Saunders, Jr. and William N. Searcy, Jr. This committee held seven (7) meetings during the calendar year 2006.

Ad Hoc Committees. In addition to the standing committees described above, from time to time the Board also forms ad hoc committees to consider specific issues. In 2006, various ad hoc committees of the Board held an additional seven (7) meetings.

Remuneration. Each Independent Board Member receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the Fund or any fund in the DWS fund complex.

Members of the Board who are officers, directors, employees or stockholders of Deutsche Asset Management or its affiliates receive no direct compensation from a Fund, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by the Funds. The following tables show compensation from the Fund and aggregate compensation from all of the funds in the DWS fund complex received by each Board Member during the calendar year 2006. Mr. Schwarzer became a member of the Board on May 5, 2006, is an interested person of the Funds and received no compensation from the Funds or any fund in the DWS fund complex during the relevant periods.

Name of Board Member	Aggregate Compensation DWS Core FixedIncome Fund	Aggregate Compensation from DWS High IncomePlus Fund	Aggregate Compensation from DWS Short Duration Fund	Total Compensation from Fund and DWS Fund Complex(1)

Henry P. Becton, Jr.(3)(5)	$1,606	$472	$200	$189,000
Dawn-Marie Driscoll(2)(3)(4)(5)	$2,294	$704	$263	$251,000
Keith R. Fox(3)(4)(5)	$1,759	$540	$202	$195,000
Kenneth C. Froewiss(3)(4)(5)	$1,944	$596	$223	$234,988
Martin J. Gruber(3(5)	$4,766	$1,482	$542	$188,000
Richard J. Herring(3)(4)(5)	$4,696	$1,461	$535	$184,000

Graham E. Jones(3)(4)(5)	$5,207	$1,619	$594	$206,000
Rebecca W. Rimel(3)(5)	$4,709	$1,464	$537	$185,000
Philip Saunders, Jr.(3)(4)(5)	$5,245	$1,631	$599	$207,000
William N. Searcy, Jr.(3)(4)(5)	$5,207	$1,619	$594	$206,000
Jean Gleason Stromberg(3)(4)(5)	$1,890	$580	$217	$202,000
Carl W. Vogt(3)(5)	$1,606	$472	$200	$189,000

(1)	The DWS Fund Complex is composed of 155 funds.

(2)	Includes $50,000 in annual retainer fees in Ms. Driscoll’s role as Chairman of the Board.

(3)

For each Board Member, except Mr. Becton, Mr. Froewiss and Mr. Vogt, total compensation includes compensation for service on the boards of 34 trusts/corporations comprised of 87 funds/portfolios. For Messrs. Becton and Vogt total compensation includes compensation for service on the boards of 32 trusts/corporations comprised of 85 funds/portfolios. For Mr. Froewiss total compensation includes compensation for services on the boards of 37 trusts/corporations comprised of 90 funds/portfolios.

(4)

Aggregate compensation includes amounts paid to the Board Members for special meetings of ad hoc committees of the board in connection with the possible consolidation of the various DWS Fund boards and funds, meetings for considering fund expense simplification initiatives, and consideration of issues specific to the Funds’ direct shareholders (i.e., those shareholders who did not purchase shares through financial intermediaries). Such amounts totaled $16,000 for Ms. Driscoll, $1,000 for Mr. Fox, $17,000 for Mr. Froewiss, $1,000 for Dr. Herring, $16,000 for Mr. Jones, $17,000 for Dr. Saunders, $16,000 for Mr. Searcy and $16,000 for Ms. Stromberg. These meeting fees were borne by the applicable DWS Funds.

(5)	During calendar year 2006, the total number of funds overseen by each Board Member was 87 funds, except for Mr. Becton and Mr. Vogt, who oversaw 85 funds, and Mr. Froewiss, who oversaw 90 funds.

Board Member Ownership in the Fund(1)

The following table shows the dollar range of equity securities beneficially owned by each Board Member in the Funds and DWS Fund Complex as of December 31, 2006.

Board Member	Dollar Range of Beneficial Ownership in DWS Core Fixed Income Fund	Dollar Range of Beneficial Ownership in DWS High Income Plus Fund	Dollar Range of Beneficial Ownership in DWS Short Duration Fund

Independent Board Member:

Henry P. Becton, Jr.	None	$1-$10,000	None
Dawn-Marie Driscoll	None	$1-$10,000	None
Keith R. Fox	None	None	None
Kenneth C. Froewiss	$10,001-$50,000	$10,001-$50,000	None
Martin J. Gruber	None	None	None
Richard J. Herring	None	None	None
Graham E. Jones	None	None	$10,001-$50,000
Rebecca W. Rimel	None	None	None
Philip Saunders, Jr.	None	None	None
William N. Searcy, Jr.	$10,001-$50,000	$10,001-$50,000	Over $100,000
Jean Gleason Stromberg	None	$10,001-$50,000	None

Carl W. Vogt	$10,001-$50,000	None	None

Interested Board Member:

Axel Schwarzer	None	None	None

Independent Board Member:	Aggregate Dollar Range of Ownership in all Funds Overseen by Board Member in the DWS Fund Complex(2)

Henry P. Becton, Jr.	Over $100,000
Dawn-Marie Driscoll	Over $100,000
Keith R. Fox	Over $100,000
Kenneth C. Froewiss	Over $100,000
Martin J. Gruber	Over $100,000
Richard J. Herring	Over $100,000
Graham E. Jones	Over $100,000
Rebecca W. Rimel	Over $100,000
Philip Saunders, Jr.	Over $100,000
William N. Searcy, Jr.	Over $100,000
Jean Gleason Stromberg	Over $100,000
Carl W. Vogt	Over $100,000

Interested Board Member:

Axel Schwarzer	Over $100,000

(1)

The amount shown includes share equivalents of funds which the Board Member is deemed to be invested pursuant to the Fund’s deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

(2)

Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Board Member’s economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power and when the Board Member has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,000.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2006. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

Independent Board Member	Owner and Relationship to Board Member	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis

Henry P. Becton, Jr.		None
Dawn-Marie Driscoll		None
Keith R. Fox		None
Kenneth C. Froewiss		None
Martin J. Gruber		None
Richard J. Herring		None
Graham E. Jones		None
Rebecca W. Rimel		None
Philip Saunders, Jr.		None
William N. Searcy, Jr.		None
Jean Gleason Stromberg		None
Carl W. Vogt		None

Securities Beneficially Owned

As of February 6, 2007, the Board Members and officers of the Trust owned, as a group, less than 1% of the outstanding shares of the Fund.

To the best of the Fund’s knowledge, as of February 6, 2007, no person owned of record or beneficially 5% or more of any class of the Fund’s outstanding shares, except as noted below.

DWS Core Fixed Income Fund

Name and Address of Investor Ownership	Shares	% of Total Shares

MORGAN STANLEY DW ATTN MUTUAL FUND OPERATIONS JERSEY CITY NJ 07311-3907	8,077,554.67	13.42% of Class A

STATE STREET BANK & TRUST CO CUST FBO SCUDDER PATHWAY SERIES BALANCED PORTFOLIO QUINCY MA 02171-2105	7,620,445.88	14.05% of Institutional Class

DWS TRUST COMPANY TTEE FBO DB MATCHED SAVINGS PLAN ATTN ASSET RECON DEPT # 063115 SALEM NH 03079-1143	5,323,942.54	9.82% of Institutional Class

STATE STREET BANK & TRUST CO CUST FBO SCUDDER PATHWAY SERIES GROWTH PORTFOLIO QUINCY MA 02171-2105	4,968,803.01	9.16% of Institutional Class

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT MUTUAL FUNDS DEPARTMENT SAN FRANCISCO CA 94104-4151	4,921,139.53	9.07% of Institutional Class

STATE STREET BANK & TRUST CO CUST FBO SCUDDER PATHWAY SERIES CONSERVATIVE PORTFOLIO QUINCY MA 02171-2105	3,540,538.21	6.53% of Institutional Class

NATIONAL FINANCIAL SERVICES CORP FOR THE EXCLUSIVE BENEFIT OF OUR NEW YORK NY 10281-1003	3,132,015.43	5.77% of Institutional Class

CITIGROUP GLOBAL MARKETS INC XXXXXXXXXX ATTN PETER BOOTH 7TH FL NEW YORK NY 10001-2402	307,112.16	9.60% of Class B

MORGAN STANLEY DW ATTN MUTUAL FUND OPERATIONS JERSEY CITY NJ 07311-3907	238,708.77	7.46% of Class B

DWS TRUST COMPANY FBO HAMPSHIRE OB-GYN ASSOC INC ATTN ASSET RECON DEPT# 063674 SALEM NH 03079-1143	56,027.47	11.70% of Class R

NFS LLC FEBO FIRST INTERSTATE BANK FIRST INTERSTATE BANK TTEE U/A 07/01/83 BILLINGS MT 59101-1200	54,357.11	11.35% of Class R
COMMUNITY BANK N A CUST FBO BANCOOP SAVINGS & INVESTMENT PLAN UTICA NY 13502-6374	45,615.17	9.53% of Class R

COMMUNITY BANK NA CUST FBO CARLOS M BENITEZ 1165(E) PLAN UTICA NY 13502-6374	33,955.39	7.09% of Class R

COMMUNITY BANK NA CUST FBO CARIBBEAN PROJECT MGMT PC 401K SAVINGS & INVESTMENT PLAN UTICA NY 13502-6374	29,639.23	6.19% of Class R

COMMUNITY BANK NA CUST FBO INTERNATIONAL SHIPPING AGENCY SALARY DEFERRAL & SAVINGS PLAN UTICA NY 13502-6374	29,566.08	6.17% of Class R

CHARLES SCHWAB & CO INC REINVEST ACCOUNT SAN FRANCISCO CA 94104-4151	1,987,896.71	18.65% of Class S

NATIONAL INVESTOR SERVICES FBO XXX-XXXXX-XX NEW YORK NY 10041-3299	638,330.66	5.99% of Class S

DWS High Income Plus Fund

Name and Address of Investor Ownership	Shares	% of Total Shares

FELICIAN SERVICES INC CHICAGO IL 60659-3116	1,518,358.75	22.75% of Institutional Class

DEUTSCHE BANK SECURITIES INC. FBO 906-20821-11 ATTN: MUTUAL FUND DEPT 26TH FL NEW YORK NY 10020-1104	1,505,359.45	22.56% of Institutional Class

STATE STREET BANK & TRUST CO CUST FBO SCUDDER PATHWAY SERIES BALANCED PORTFOLIO QUINCY MA 02171-2105	706,227.12	10.58% of Institutional Class

NATIONAL FINANCIAL SERVICES CORP FOR THE EXCLUSIVE BENEFIT OF OUR NEW YORK NY 10281-1003	518,330.26	7.77% of Institutional Class

STATE STREET BANK & TRUST CO CUST FBO SCUDDER PATHWAY SERIES CONSERVATIVE PORTFOLIO QUINCY MA 02171-2105	504,551.17	7.56% of Institutional Class

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION #97S00 JACKSONVILLE FL 32246-6484	155,038.28	10.28% of Class C

JENNIFER FERRARI TTEE STATE STREET BANK AND TRUST FBO ADP 401K DAILY VALUATION PROD A ROSELAND NJ 07068-1739	10,564,373.60	25.14% of Class S

CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUND DEPT SAN FRANCISCO CA 94104-4151	2,259,119.78	5.38% of Class S

DWS Short Duration Fund

Name and Address of Investor Ownership	Shares	% of Total Shares

MORGAN STANLEY DW ATTN MUTUAL FUND OPERATIONS JERSEY CITY NJ 07311-3907	3,221,780.00	50.35% of Class A

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADM (97HB3) JACKSONVILLE FL 32246-6484	450,989.63	7.05% of Class A

NATIONAL FINANCIAL SERVICES CORP FOR THE EXCLUSIVE BENEFIT OF OUR NEW YORK NY 10281-1003	475,113.58	25.31% of Institutional Class

NATIONAL INVESTOR SERVICES FBO 097-50000-19 NEW YORK NY 10041-3299	178,028.38	9.49% of Institutional Class

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADM (97HB3) JACKSONVILLE FL 32246-6484	131,854.26	7.03% of Institutional Class

KNOTFLOAT & CO C/O STATE STREET BANK BOSTON MA 02206-5496	99,638.78	5.31% of Institutional Class

RICHARD S REYNOLDS FOUNDATION RICHMOND VA 23238-4474	99,480.08	5.30% of Institutional Class

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADM (97HB6) JACKSONVILLE FL 32246-6484	51,552.83	6.84% of Class B

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION SEC #97JS4 JACKSONVILLE FL 32246	606,773.56	25.59% of Class C

JOANNE W BLANKSTEIN CHICAGO IL 60614-4302	19,371.11	32.64% of Class S

DAVID D FLEMING MARY H FLEMING JT TEN MONMOUTH IL 61462-1454	5,679.92	9.57% of Class S

DWS TRUST COMPANY CUST FOR THE IRA OF TIMOTHY LLOYD RICE TOWER MN 55790-8310	4,325.02	7.29% of Class S

DWS TRUST COMPANY CUST FOR THE CONVERSION ROTH IRA OF JOHN H LAYNO FALLS CHURCH VA 22041-3540	3,667.57	6.18% of Class S

DWS TRUST COMPANY CUST FOR THE IRA OF ELAINE G HOLMES PALM BCH GDNS FL 33410-4636	3,443.23	5.80% of Class S

DWS TRUST COMPANY CUST FOR THE IRA OF MARY LOU P MENEZ HOUSTON TX 77002-1734	3,287.82	5.54% of Class S

Certain Indemnification Arrangements

In addition to customary indemnification rights provided by the governing instruments of the Trust, Trustees may be eligible to seek indemnification from the investment adviser in connection with certain matters as follows. In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Funds, each Fund’s investment adviser has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Funds or the investment adviser (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Funds against the Funds, their Board Members and officers, the investment adviser and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Funds and in light of the rebuttable presumption generally afforded to Independent Board Members of investment companies that they have not engaged in disabling conduct, each Fund’s investment adviser has also agreed, subject to applicable law and regulation, to indemnify the Funds’ Independent Board Members against certain liabilities the Independent Board Members may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Board Members in connection with any Enforcement Actions or Private Litigation. Each Fund’s investment adviser is not, however, required to provide indemnification and advancement of expenses: (1) in connection with any proceeding or action with respect to which the Fund’s Board determines that the Independent Board Member ultimately would not be entitled to indemnification or (2) for any liability of the Independent Board Member to the Fund or its shareholders to which the Independent Board Member would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Board Members’ duties as a director or trustee of the Fund as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Board Members or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by the investment adviser will survive the termination of the investment management agreements between the applicable Deutsche Asset Management entity and the Fund.

TRUST ORGANIZATION

General. The Funds are series of DWS Advisor Funds (the “Trust”). The Trust was organized on July 21, 1986 under the laws of The Commonwealth of Massachusetts. The Trust was organized under the name BT Tax-Free Investment Trust and assumed its former name of BT Investment Funds on May 16, 1988. The Trust’s name was changed to Scudder Advisor Funds effective May 16, 2003 and to DWS Advisor Funds effective February 6, 2006. On or about July 10, 2006, each Predecessor Fund will transfer all its assets and liabilities from DWS Investments Trust, a Delaware statutory trust, into a new series of the Trust, under the same fund name.

The Trust is a Massachusetts business trust organized under the laws of Massachusetts and is governed by an Amended and Restated Declaration of Trust dated June 27, 2006, as may be further amended from time to time (the

“Declaration of Trust”). All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights (except as may be determined by the Board of Trustees) and are redeemable as described in the SAI and a Fund’s prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

A Fund generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the termination of the Trust or a Fund; (c) an amendment of the Declaration of Trust; (d) to the same extent as stockholders of Massachusetts business corporation as to whether or not a court action, proceeding or claims should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or any series or class thereof or the Shareholders; and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Trust, or any registration of a Fund with the SEC or any state, or as the Trustees may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.

On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall, except as otherwise provided in the Trust’s By-Laws, be voted in the aggregate as a single class without regard to series or classes of Shares, except (a) when required by applicable law or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and (b) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.

The Declaration of Trust provides that the Board of Trustees may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board of Trustees, in its sole discretion, also may cause the Trust to redeem all of the shares of the Trust or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if a particular shareholder’s ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder’s failure to provide sufficient identification to permit the Trust to verify the shareholder’s identity, (d) upon a shareholder’s failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares, (e) if the Board of Trustees determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders, (f) when a Fund is requested or compelled to do so by governmental authority or applicable law and (g) upon a shareholder’s failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Trust. The Declaration of Trust also authorizes the Board of Trustees to terminate a Fund or any class without shareholder approval, and the Trust may suspend the right of shareholders to require the Trust to redeem shares to the extent permissible under the 1940 Act.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Fund’s trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund and the Fund may be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Fund itself is unable to meet its obligations.

PROXY VOTING GUIDELINES

Each Fund has delegated proxy voting responsibilities to its investment advisor, subject to each Board’s general oversight. Each Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with each Fund’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of each Fund, and the interests of the Advisor and its affiliates, including each Fund’s principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.
•

Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

•

Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

•

Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

•

Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with each Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of each Board or of a majority of each Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission’s Web site at www.sec.gov or by visiting our Web site at: www.dws-scudder.com (type “proxy voting” in the search field).

Shareholders of a Fund receive an annual report containing audited financial statements and an unaudited semi-annual report. All transactions in shares of a Fund and dividends and distributions paid by the Fund are reflected in confirmations issued by the Transfer Agent at the time of the transaction and/or in monthly statements issued by the Transfer Agent. A year-to-date statement will be provided by the Transfer Agent.

Registration Statement

The Trust has filed with the Commission, 100 F Street, N.E., Washington, D.C. 20549-2001, a Registration Statement under the 1933 Act with respect to the securities of each Fund and certain other series of the Trust. If further information is desired with respect to the Trust, a Fund or such other series, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS

The audited financial statements for the portfolio of investments for each Fund, together with the Report of Independent Registered Public Accounting Firm, the Financial Highlights and notes to financial statements in the Annual Report to Shareholders of the Funds dated October 31, 2006 are incorporated herein by reference and are deemed to be a part of this Statement of Additional Information.

ADDITIONAL INFORMATION

The CUSIP number for Class S of DWS Core Fixed Income Fund : 23339E541

DWS Core Fixed Income Fund has a fiscal year ending October 31.

The CUSIP number for Class S of DWS Short Duration Fund is: 23339E780

DWS Short Duration Fund has a fiscal year ending October 31.

The CUSIP number for Class S of DWS High Income Plus Fund is: 23339E665

DWS High Income Plus Fund has a fiscal year ending October 31.

Many of the investment changes in a Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of a Fund. These transactions will reflect investment decisions made by the Advisor in light of a Fund’s investment objective and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

Each Fund’s prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which each Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to a Fund and the securities offered hereby. The Registration Statement and its amendments are available for inspection by the public at the offices of the SEC in Washington, D.C.

APPENDIX

Bond and Commercial Paper Ratings

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

Moody’s Investors Service, Inc.’s Corporate Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Moody’s Investors Service, Inc.’s Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year.

Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor’s Ratings Group’s Corporate Bond Ratings

Investment Grade

AAA: Debt rated AAA has the highest rating assigned by S&P’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NY: Bonds may lack a S&P’s rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P’s does not rate a particular type of obligation as a matter of policy.

Standard & Poor’s Ratings Group’s Commercial Paper Ratings

A: S&P’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Fitch Investors Service, Inc. Bond Ratings

Investment Grade

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+.”

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

High Yield Grade

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Fitch Investors Service, Inc.

Short-Term Ratings

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+.”

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the “F-1+” and “F-1” categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

Duff & Phelps Bond Ratings

Investment Grade

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free US Treasury debt.

AA+, AA, and AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, and A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, and BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

High Yield Grade

BB+, BB, and BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, and B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

Preferred stocks are rated on the same scale as bonds but the preferred rating gives weight to its more junior position in the capital structure. Structured financings are also rated on this scale.

Duff & Phelps Paper/Certificates of Deposit Ratings

Category 1: Top Grade

Duff 1 plus: Highest certainty of timely payment. Short-term liquidity including internal operating factors and/or ready access to alternative sources of funds, is outstanding, and safety is just below risk-free US Treasury short-term obligations.

Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good Fundamental protection factors. Risk factors are minor.

Duff 1 minus: High certainty of timely payment. Liquidity factors are strong and supported by good Fundamental protection factors. Risk factors are very small.

Category 2: Good Grade

Duff 2: Good certainty of timely payment. Liquidity factors and company Fundamentals are sound. Although ongoing Funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Category 3: Satisfactory Grade

Duff 3: Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless timely payment is expected.

No ratings are issued for companies whose paper is not deemed to be of investment grade.

_________________________________

Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated bonds. A Fund is dependent on the investment advisor’s or investment sub-advisor’s judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer’s ability to make interest and principal payments.

Note:

1          The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of a Fund’s fiscal year end.

STATEMENT OF ADDITIONAL INFORMATION

March  1,  2007, as Revised December 31, 2007

INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.

345 Park Avenue

New York, NY 10154

ADMINISTRATOR

Deutsche Investment Management Americas Inc.

345 Park Avenue

New York, NY 10154

DISTRIBUTOR

DWS Scudder Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

CUSTODIAN

State Street Bank and Trust Company

225 Franklin Street,

Boston, Massachusetts 02110

TRANSFER AGENT

DWS Scudder Investment Service Company

222 South Riverside Plaza

Chicago, IL 60606

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

125 High Street

Boston, MA 02110

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

SERVICE INFORMATION

Existing accounts, new accounts, prospectuses, Statements of Additional Information,

applications, service forms, telephone exchanges, share price and performance.

1-800-728-3337 (Class S).